CREDIT AGREEMENT

                          Dated as of September 4, 1998

                                      Among

                 AMERICAN SKIING COMPANY RESORT PROPERTIES, INC.
                                  as Borrower,


                            THE LENDERS PARTY HERETO,

                                       and

                                BANKBOSTON, N.A.
                            as Agent for the Lenders





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                                CREDIT AGREEMENT

        This CREDIT AGREEMENT is entered into as of September 4,1998 by and among AMERICAN SKIING COMPANY RESORT PROPERTIES, INC., a Maine corporation ("Borrower"), the lenders from time to time party hereto, and BANKBOSTON, N.A., a national banking association, as Agent for the lenders from time to time party hereto (the "Agent").

                                    RECITALS

        Borrower desires to arrange for a credit facility in the amount of $30, 000, 000, on the terms and conditions set forth herein, the proceeds of which will be used (a) to fund certain capital expenditures and (b) to provide for on-going working capital and other specified needs. The Lenders are willing to provide such additional financing on the terms and conditions set forth herein.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Agent and the Lenders agree hereby as follows:

ARTICLE 1.         DEFINITIONS AND ACCOUNTING TERMS

        Section 1.1 DEFINITIONS. In addition to the terms defined elsewhere in this Agreement, unless otherwise specifically provided herein, the following terms shall have the following meanings for all purposes when used in this Agreement, and in any note, agreement, certificate, report or other document made or delivered in connection with this Agreement:

        "AFFILIATE" shall mean (a) any director or executive officer of American Ski or any of its Subsidiaries or any Person owning more than 5% of the outstanding common stock of American Ski or any of its Subsidiaries and (b) any Person that controls, is controlled by or is under common control with such a Person or any Affiliate of such Person. For purposes of this definition, "control" of a Person shall mean the possession, directly or indirectly, of the power to direct or cause the direction of its management or policies, whether through the ownership of voting securities, by contract or otherwise.

        "AGENT" shall mean BankBoston, N.A., in its capacity as agent for the Lenders, and its successors in that capacity.

        "AGREEMENT" shall mean this Credit Agreement, as amended or supplemented from time to time. References to Articles, Sections, Exhibits, Schedules and the like refer to the Articles, Sections, Exhibits, Schedules and the like of this Agreement, unless otherwise indicated, as amended and supplemented from time to time.

        "AMERICAN SKI" shall mean American Skiing Company, a Maine corporation.

        "APPRAISAL" shall mean an appraisal of the fair market value of property and business, accepted and approved by the Agent, performed by an independent appraiser selected by the Agent who is not employed by American Ski, any of its Subsidiaries or the Agent, the form of such appraisal and the identity of the appraiser to be acceptable to the Agent.

        "APPRAISED VALUE" shall mean the fair market value of the subject property determined by the most recent Appraisal.

        "APPROVED FUND" means, with respect to any Lender that is a fund that invests in commercial loans, any other fund that invests in commercial loans and is managed by the same investment advisor as such Lender or by an affiliate of such investment advisor.

        "ASSIGNMENT AND ACCEPTANCE AGREEMENT" See Section 14.2 hereof.

          "BORROWERS SUBSIDIARIES" Canyon Resort, Grand Summit, and Heavenly Resort.

         "BUDGET" shall mean the budget attached hereto as Exhibit C.

        "BUSINESS DAY" shall mean for all purposes, any day other than a Saturday, Sunday or legal holiday on which banks in Boston, Massachusetts are open for the conduct of a substantial part of their commercial banking business.

        "CANYONS" shall mean the recreational and resort facilities operated by American Ski or a Subsidiary located in Summit County, Utah.

        "CANYONS RESORT" shall mean Canyons Resort Properties, Inc., a Maine corporation.

        "CAPITAL ASSETS" shall mean fixed assets, both tangible (such as land, buildings, fixtures, machinery and equipment) and intangible (such as patents, copyrights, trademarks, franchises and goodwill); PROVIDED, HOWEVER, that Capital Assets shall not include any item customarily charged directly as an expense or depreciated over a useful life of twelve (12) months or less in accordance with generally accepted accounting principles.

        "CAPITAL EXPENDITURES" shall mean amounts paid or incurred, including indebtedness incurred, by Borrower or any of its Subsidiaries in connection with the purchase or lease by Borrower or any of its Subsidiaries of Capital Assets that would be required to be or are capitalized and shown on the balance sheet of Borrower and its Subsidiaries in accordance with generally accepted accounting principles.

         "CAPITALIZED LEASE" shall mean any lease which is or should be capitalized on the balance sheet of the lessee in accordance with generally accepted accounting principles and Statement of Financial Accounting Standards No. 13.

        "CAPITALIZED LEASE OBLIGATIONS" shall mean the amount of the liability reflecting the aggregate discounted amount of future payments under all Capitalized Leases calculated in accordance with generally accepted accounting principles and Statement of Financial Accounting Standards No. 13.

        "CASH INSURANCE PROCEEDS" shall mean the proceeds received by Borrower and its Subsidiaries under any key man life insurance or property and casualty insurance policy carried by Borrower and it Subsidiaries.

        "CASH PROCEEDS" shall mean, with respect to any Permitted Disposition, the aggregate cash payments (including any cash received by way of deferred payment pursuant to a note receivable issued in connection with such Permitted Disposition, but only as and when received) received by Borrower or any of its Subsidiaries from such Permitted Disposition.

        "CLOSING DATE" shall mean the date on which all of the conditions set forth in Section 3.1 have been satisfied.

        "CODE" shall mean the Internal Revenue Code of 1986, as amended and in effect from time to time.

        "COLLATERAL" shall mean all of the property, rights and interests of Borrower and its Subsidiaries that are subject to the security interests, pledges, and mortgages created by the Security Agreements.

        "COMMISSION" shall mean the Securities and Exchange Commission.

        "COMMITMENT PERCENTAGE" shall mean as to each Lender, the sum of its Term Loan Commitment Percentage as set forth on SCHEDULE I hereto.

          "COMPLIANCE CERTIFICATE" shall mean a certificate in a form acceptable to Agent.

        "CONSOLIDATED" and "CONSOLIDATING," when used with reference to any term, mean that term (or the terms "combined" and "combining," as the case may be, in the case of partnerships, joint ventures and Affiliates that are not Subsidiaries) as applied to the accounts of American Ski (or other specified Person) and all of its Subsidiaries (or other specified Persons), or such of its Subsidiaries as may be specified, consolidated (or combined) in accordance with generally accepted accounting principles and with appropriate deductions for minority interests in Subsidiaries, as required by generally accepted accounting principles.

         "DEFAULT" shall mean an event or condition which with the passage of time or giving of notice, or both, would become an Event of Default.

         "DESIGNATED PROPERTIES" shall mean the real properties and interests therein owned by Borrower and described on Exhibit B.

         "DISTRIBUTION" shall mean: (a) the declaration or payment of any dividend on or in respect of any shares of any class of capital stock of Borrower, (b) the purchase, redemption, or other acquisition or retirement of any shares of any class of capital stock of Borrower, (c) any other distribution on or in respect of any shares of any class of capital stock of Borrower, (d) any setting apart or allocating any sum. for the payment of any dividend or distribution or for the purchase, redemption or retirement of any shares of capital stock of Borrower and (e) any' payment of principal on or any retirement or defeasance of Subordinated Indebtedness.

         "ELIGIBLE ASSIGNEE(S)" shall mean any entity approved by the Agent.

         "ENVIRONMENT" means soil, surface waters, groundwaters, land, stream sediments, surface or subsurface strata, ambient air, and any environmental medium.

         "ENVIRONMENTAL LAW" means any judgment, decree, order, common law rule, statute, act law, code, ordinance, permit, license, rule or regulation pertaining to environmental matters, or any federal, state, county or local statute, regulation, code, ordinance, order or decree relating to public health, welfare,, the Environment, or to the storage, handling, treatment, transportation, use or generation of Hazardous Materials in or at the workplace, or to worker health or safety, whether now existing or hereafter enacted.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

         "EVENT OF DEFAULT" See Section 12.1 hereof.

         "FEE LETTER" See Section 2.5 hereof.

         "GENERALLY ACCEPTED ACCOUNTING PRINCIPLES" shall mean generally accepted accounting principles as defined by controlling pronouncements of the Financial Accounting Standards Board, as from time to time supplemented and amended.

         "GOVERNMENTAL AUTHORITY" shall mean any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

         "GRAND SUMMIT" shall mean Grand Summit Resort Properties, Inc., a Maine corporation.

         "GUARANTY" or "GUARANTEE" or "GUARANTIES" shall include any arrangement whereby a Person is or becomes liable in respect of any Indebtedness or other obligation of another and any other arrangement whereby credit is extended to another obligor on the basis of any promise of a guarantor, whether that promise is expressed in terms of an obligation to pay the Indebtedness of such obligor, or to purchase or lease assets under circumstances that would enable such obligor to discharge one or more of its obligations, or to maintain the capital, the working capital, solvency or general financial condition of such obligor, whether or not such arrangement is listed in the balance sheet of the guarantor or referred to in a footnote thereto.

        "HAZARDOUS MATERIAL" means any pollutant, contaminant, toxic substance, chemical substance or mixture, hazardous waste, hazardous material, or hazardous substance, or any oil, petroleum, or petroleum product, as defined in or pursuant to the Resource Conservation and Recovery Act, as amended, the Comprehensive Environmental Response, Compensation, and Liability Act, as amended, the Superfund Amendment and Reauthorization Act, as amended, the Federal Clean Water Act, as amended, the Hazardous Materials Transportation Act, as amended, the Toxic Substances Control Act, as amended, any regulations promulgated under these Acts, or any other Environmental Law.

        "HEAVENLY RESORT" shall mean Heavenly Resort Properties, LLC, a Nevada limited liability company.

        "INDEBTEDNESS" shall mean, as to any Person, without duplication: (a) all obligations of such Person for borrowed money or evidenced by bonds, debentures, notes or similar instruments) (b) all obligations of such Person for the deferred purchase price of property or services (including without limitation deferred payment obligations which are part of the consideration provided for in agreements not to compete), except trade accounts payable and accrued liabilities arising in the ordinary course of business which are not overdue by more than 60 days or which are being contested in good faith by appropriate proceedings; (c) all capital lease obligations of such Person; (d) all Indebtedness of others secured by a lien on any properties, assets or revenues of such person (e) all Indebtedness of others guaranteed by such Person (except completion Guaranties under which such person has not yet been required to perform); (f) all net obligations of such Person under interest rate, commodity, foreign currency and financial markets swaps, options, futures and other hedging obligations) and (g) all obligations of such Person, contingent or otherwise, in respect of letters of credit or bankers' acceptances or similar instruments.

        "INDEMNITY    AGREEMENTS"    shall   mean   the   Hazardous    Materials
Indemnification Agreements of even date herewith from Borrower to the Agent.

        "INTERCOMPANY DEBT" shall mean the indebtedness by Borrower to American Ski in the maximum principal amount of $20,289,000.00.

        "INVESTMENT" shall mean (a) any stock, evidence of Indebtedness or other security of another Person, (b) any loan, advance, contribution to capital, extension of credit (except for current trade and customer accounts receivable for inventory sold or services rendered in the ordinary course of business and payable in accordance with customary trade terms) to another Person, (c) any purchase of (i) stock or other securities of another Person or (ii) any business or undertaking of another Person (whether by purchase of assets or securities), any commitment or option to make any such purchase if, in the case of an option, the aggregate consideration paid for such option was in excess of $I 00 or (d) any other investment, in all cases whether existing on the date of this Agreement or thereafter made.

         "LEASES" shall mean all leases and other agreements under which the Borrower have rights to use or occupy any real property.

         "LENDER AGREEMENTS' shall mean this Agreement, the Term Notes, the Indemnity Agreements, the Security Agreements, and any other present or future agreement from time to time entered into between Borrower or any of its Subsidiaries and the Agent or any Lender, each as from time to time amended or supplemented, and all statements, reports and certificates delivered by Borrower or any of its Subsidiaries to the Agent or any Lender in connection therewith.

         "LENDER OBLIGATIONS" shall mean all present and future obligations and Indebtedness of Borrower or any of its Subsidiaries owing to the Agent or the Lenders under this Agreement or any other Lender Agreement, including, without limitation, the obligations to pay the Indebtedness from time to time evidenced by the Term Notes, and obligations to pay interest, commitment fees, balance deficiency fees, charges, expenses and indemnification from time to time owed under any Lender Agreement.

         "LENDERS" shall mean (a) initially, each lender listed on the signature pages hereof and designated on Schedule 1, (b) any other Person who becomes a Successor Lender hereunder in accordance with the terms of Section 14.2 hereof and (c) the successors and assigns of the Persons described in clauses (a) and
  (b).

         "LIEN' -- See Section 9.2 hereof.

         "LOAN" shall mean all or a portion of the Loans outstanding hereunder or made to the Borrower by the Lenders pursuant to Article 2 of this Agreement, and "Loans" means all of such loans, collectively.

         "MAJORITY LENDERS" shall mean, at any time, any two or more Lenders holding at least 51% of the sum of the outstanding principal amount of the Loans.

          "MARRIOTT JOINT VENTURE" shall mean the Purchase and Development Agreement among American Ski, Marriott Ownership Resorts, Inc. and Borrower dated July 22, 1998.

         "MATERIAL ADVERSE EFFECT" shall mean any adverse change (or occurrence or condition reasonably likely to produce an adverse change) in the financial condition, properties, business, operations or prospects which is material to Borrower and its subsidiaries.

        "MORTGAGED PROPERTIES" shall mean all real properties and interests therein owned by Borrower or any of its Subsidiaries which are subject to mortgage liens in favor of the Agent.

        "MORTGAGES" shall mean the various deeds of trust, mortgages and similar security instruments executed by the Borrower on even date.

        "NET CASH PROCEEDS" shall mean the Cash Proceeds (with respect to any Permitted Disposition) or Cash Insurance Proceeds (with respect to any casualty) net of the sum of (a) the amount of such proceeds required to be applied to repay Indebtedness (other than the Loans) incurred or secured by a lien on any asset disposed of in connection with such Permitted Disposition; (b) brokerage commissions, legal fees, accounting fees, investment banking fees, trustee's fees, finder's fees and other similar fees and commissions, all of which amounts under this clause (b) shall be reasonable and customary; (c) taxes payable within one year in connection with or as a result of such transaction; (d) amounts held in escrow in connection with any such Permitted Disposition (prior to the release thereof); and (e) other reasonable and customary out-of-pocket costs incurred in connection therewith.
         "NOTES" shall mean the Term Loan Notes.
         "PAUL HASTINGS" shall mean Paul, Hastings, Janofsky & Walker, LLP.

        "PENSION PLAN" shall mean an employee benefit plan or other plan maintained for the employees of Borrower or any Subsidiary as described in
Section 4021 (a) of ERISA.

        "PERFECTION EVENT" shall mean the occurrence of an Event of Default hereunder or the failure of Borrower to pay in full all amounts owing to the Lenders hereunder and under the Term Loan Notes on or before the Maturity Date.

        "PERFECTION REQUIREMENT" shall mean the requirement to file and record the Security Agreements or other documents in order to perfect the security interest created thereby.

        "PERMITTED CAPITAL EXPENDITURES" shall mean Capital Expenditures of Borrower and its Subsidiaries permitted under Section hereto.

         "PERMITTED FINANCIAL FACILITIES" See Section 9. 1 (e).
         "PERMITTED LIENS" See Section 9.2 hereof.

          "PERMITTED CONSTRUCTION PROJECTS" shall mean the following hotel projects: (i) Grand Summit at the Canyons; (ii) Grand Summit at Steamboat; and
(iii) the Sundial Lodge at the Canyons.

         "PERSON" shall mean an individual, corporation, partnership, joint venture, association, estate, joint stock company, trust, organization, business, or a government or agency or political subdivision thereof.

         "PURCHASE MONEY MORTGAGE" shall mean the Purchase Money Mortgages described in SCHEDULE 2 attached hereto.

         "PURCHASE MONEY INDEBTEDNESS" shall mean indebtedness affecting real property known as Parcel A-2 at the Canyons being more particularly set forth as:

           1 .   $300,000 mortgage loan from IRJ Enterprises, Inc.
           2.     $1,000,000 mortgage loan from Songbird Enterprises
           3.     $500,000 mortgage loan from Michael J. Maier
           4.    $1,720,000 mortgage loan from Wolf Mountain Resorts, L.C.



         "PURCHASE OPTION" shall mean the Option to Purchase in that certain Ground Lease Agreement dated July 3, 1997 between Wolf Mountain Resorts, L.C. and NSC Utah, Inc., as assigned to Borrower pursuant to that certain Assignment of Purchase Option Interest dated September 4, 1998 between ASC Utah, Inc. and Borrower with respect to the real property commonly known as the Canyons located in Utah.

         "REPORTABLE EVENT" shall mean an event reportable to the Pension Benefit Guaranty Corporation under Section 4043 of Title IV of ERISA.

         "SECURITY AGREEMENTS" shall mean:

          (a)       The Mortgages;

          (b)       The   Assignment   of   Trademarks    ("Trademark   Security
                    Agreements") from Borrower to the Agent;

          (c)       The   Assignments   of  Licenses,   Contracts   and  Permits
                    ("Assignments of Licenses") from Borrower to the Agent; and

  (d) All other security agreements, pledge agreements, mortgages, assignments and other instruments by which Borrower grants or pledges to the Agent a lien on, security interest in, or pledge or mortgage or assignment of any of its assets.

         "SENIOR FACILITY" The senior secured credit facility in favor of American Ski and related entities by BankBoston, N.A., as Agent se set forth in the Amended and Restated Credit Agreement dated as of November 12, 1997.

         "SOLVENT" or "SOLVENCY" shall mean, as to any Person,  that such Person
  (a) has assets having a fair value in excess of its liabilities, (b) has assets having a fair value in excess of the amount required to pay its liabilities on existing debts as such debts become absolute and matured and
  (c) has, and expects to continue to have, access to adequate capital for the conduct of its business and the ability to pay its debts from time to time incurred in connection with the operation of its business as such debts mature.

         "STATUS MEMORANDUM" shall mean memorandum as to the status of certain aspects of the Mortgaged Properties set forth on Exhibit D.

         "SUBORDINATION   AGREEMENT"  shall  mean  the  Subordination  Agreement
  between American Ski, Borrower and Agent dated as of even date.

         "SUBSIDIARY" shall mean any Person of which Borrower shall now or hereafter at the time own, directly or indirectly through one or more Subsidiaries or otherwise, sufficient voting stock (or other beneficial interest) to entitle it to elect at least a majority of the board of directors or trustees or similar managing body.

         "TANGIBLE NET WORTH" shall mean the excess of Total Assets over Total Liabilities.

         "TERM LOAN COMMITMENT PERCENTAGE" shall mean as to each Term Loan Lender, its percentage interest in the Term Loans as set forth on SCHEDULE I hereto.

         ,,TERM LOAN LENDERS" shall mean those Lenders so identified on SCHEDULE I hereto.

         "TERM LOAN MATURITY DATE" shall mean December 4,1998.

         "TERM LOAN NOTES" shall mean the Term Loan Notes substantially in the form of EXHIBIT A hereto executed by Borrower in favor of each Term Loan Lender to evidence the Term Loans.

         "TERM LOANS" shall mean the term loans made by the Term Loan Lenders to Borrower pursuant to Section 2.1 hereof.

         "TEXTRON FACILITY" shall mean the existing Construction Loan Facility provided to Grand Summit from Textron Financial Corporation, as agent and co-lender and Green Tree Financial Servicing Corporation, as co-lender.

          "TITLE COMPANY" shall mean Land America National Title Services, Inc. or other nationally recognized title insurance company approved by Agent.

         "TOTAL ASSETS" shall mean all assets of the Borrower excluding intangible assets such as goodwill, all determined in accordance with generally accepted accounting principles.

        "TOTAL LIABILITIES" shall mean all liabilities of the Borrower which are properly accounted for as such in accordance with generally accepted accounting principles excluding the Intercompany Debt.

        "UCC" shall mean the Uniform Commercial Code in effect in the applicable jurisdiction, as amended from time to time.

        "WHOLLY-OWNED SUBSIDIARY" shall mean any Person of which Borrower shall now or hereafter at the time own, directly or indirectly through one or more Subsidiaries or otherwise, one hundred percent (I 00%) of such Person's capital stock or other beneficial interest.

        Section 1.2 ACCOUNTING TERMS. All accounting terms used and not defined in this Agreement shall be construed in accordance with generally accepted accounting principles consistently applied, and all financial data required to be delivered hereunder shall be prepared in accordance with such principles.


                              ARTICLE 2. THE CREDIT

        Section 2.1 THE TERM LOANS. Subject to the terms and conditions of this Agreement, on the date hereof, the Term Loan Lenders, severally and not jointly, shall make term loans (the "Term Loans") to Borrower in an amount equal to each Term Loan Lender's Ten-n Loan Commitment Percentage of $30,000,000 as set forth on SCHEDULE I hereto and Borrower shall execute and deliver to each Term Loan Lender a Term Loan Note to evidence the Term Loan made by such Term Loan Lender to Borrower hereunder. Advances of the Term Loans shall be made by the Lenders upon the application by the Borrower setting for the purpose and amounts provided herein. The Borrower shall be entitled to three Advances including the Advance at Closing.

        Section 2.2 INTEREST ON THE TERM LOANS AND INTEREST RESERVE. (a) The Borrower shall pay interest on the unpaid, outstanding balance of the Term Loans at a per annum rate equal to fourteen percent (I 4%). Interest on the Term Loans shall be payable monthly in arrears on the last day of each month, commencing September 30, 1998, and continuing until all of the Indebtedness of the Borrower to the Term Loan Lenders under the Term Loans shall have been paid in full,

                (b) Borrower hereby agrees that the Lenders shall reserve the proceeds of the Loan the sum of $1,500,000.00 ("Interest Reserve"). The Interest Reserve shall be disbursed by the Lenders to pay: (i) regularly scheduled installments of accrued and unpaid interest under the Notes prior to the Maturity Date; or (ii) from and after the Maturity Date, for accrued and unpaid interest under the Notes at the discretion of the Lenders. The Interest Reserve may be disbursed for purposes other than the foregoing only with the consent of the Lenders and upon notification of the Advance to the Borrower.

         Section 2.3 ADDITIONAL PAYMENTS. Upon the occurrence and during the continuance of any Event of Default, the Borrower shall, on demand, pay to the Agent, for the account of the Lenders, interest on the unpaid principal balance of the Term Loans, and, to the extent permitted by law, on any overdue installments of interest, at a rate per annum equal to twenty percent (20%) per annum.

         Section 2.4 COMPUTATION OF INTEREST, ETC. Interest hereunder and under the Loans shall be computed on the basis of a 360-day year for the number of days actually elapsed. No interest payment or interest rate charged hereunder shall exceed the maximum rate authorized from time to time by applicable law. The outstanding balance of the Term Notes as reflected on the Agent's records from time to time shall be considered correct and binding on the Borrower and the Lenders (absent manifest error).

         Section 2.5 FEES. Borrower shall pay to the Agent, for the Agent's own account, such applicable agency fees and, for the account of the Lenders, such applicable closing fees as are provided in a letter agreement dated as of September 4, 1998 between Borrower and the Agent (as such letter agreement may from time to time be amended or supplemented, the "Fee Letter").

         Section 2.6 SET-OFF. To the extent not prohibited by applicable law, the Borrower hereby authorizes the Agent and each Lender, without prior notice to the Borrower, if and to the extent payment is not promptly made when due pursuant to the Term Loan Notes or pursuant to any provision hereof or of any other Lender Agreement, to charge against any account of any Borrower with the Agent or such Lender, an amount equal to the accrued interest and principal and other amounts from time to time then due and payable to the Agent and the Lenders hereunder and under all other Lender Agreements, provided that the Agent shall notify the Borrower of any such set-off promptly thereafter.

         Section 2.7 INCREASED COSTS, ETC.

         (a) Anything herein to the contrary notwithstanding, if any changes in present or future applicable law (which term "applicable law," as used in this Agreement, includes statutes and rules and regulations thereunder and interpretations thereof by any competent court or by any governmental or other regulatory body or official charged with the administration or the interpretation thereof and requests, directives, instructions and notices at any time or from time to time heretofore or hereafter made upon or otherwise issued to any Lender by any central bank or other fiscal, monetary or other authority, whether or not having the force of law), including without limitation any change according to a prescribed schedule of increasing requirements, whether or not known or in effect as of the date hereof, shall
  (i) subject such Lender to any tax, levy, impost, duty, charge, fee, deduction or withholding of any nature with respect to this Agreement or the payment to such Lender of any amounts due to it hereunder, or (ii) materially change the basis of taxation of payments to such Lender of the principal of or the interest on the Loans or any other amounts payable to such Lender hereunder, or (iii) impose or increase or render applicable any special or supplemental deposit or reserve or similar requirements or assessment against assets held by, or deposits in or for the account of, or any liabilities of, or loans by a ' n office of such Lender in respect of the transactions contemplated herein, or (iv) impose on such Lender any other condition or requirement with respect to this Agreement or the Term Loans, and the result of any of the foregoing is (A) to increase the cost to such Lender of making, funding or maintaining a] I or any part of the Loans or its commitment hereunder, or (B) to reduce the amount of principal, interest or other amount payable to such Lender hereunder, or (C) to require such Lender to make any payment or to forego any interest or other sum payable hereunder, the amount of which payment or foregone interest or other sum is calculated by reference to the gross amount of any sum receivable or deemed received by such Lender from Borrower hereunder, then, and in each such case not otherwise provided for -hereunder, Borrower will upon demand made by such Lender promptly following such Lender's receipt of notice pertaining to such matters accompanied by calculations thereof in reasonable detail, pay to such Lender such additional amounts as will be sufficient to compensate such Lender for such additional cost, reduction, payment or foregone interest or other sum; PROVIDED that the foregoing provisions of this sentence shall not apply in the case of any additional cost, reduction, payment or foregone interest or other sum resulting from any taxes charged upon or by reference to the overall net income, profits or gains of any Lender. In determining the additional amounts payable hereunder, the Lenders may use any reasonable method of averaging, allocating or attributing such additional costs, reductions, payments, foregone interest or other sums among their respective customers.

         (b) Anything herein to the contrary notwithstanding, if, after the date hereof, any Lender shall have determined that any present or future applicable law, rule, regulation, guideline, directive or request (whether or not having force of law), including without limitation any change according to a prescribed schedule of increasing requirements, whether or not known or in effect as of the date hereof, regarding capital requirements for banks or bank holding companies generally, or any change therein or in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by such Lender with any of the foregoing, either imposes a requirement upon such Lender to allocate additional capital resources or increases such Lender's requirement to allocate capital resources or such Lender's commitment to make, or to such Lender's maintenance of the Term Loans, which has or would have the effect of reducing the return on such Lender's capital to a level below that which such Lender could have achieved (taking into consideration such Lender's then existing policies with respect to capital adequacy and assuming full utilization of such Lender's capital) but for such applicability, change, interpretation, administration or compliance, by any amount deemed by such Lender to be material, such Lender shall promptly after its determination of such occurrence give notice thereof to the Borrower accompanied by an opinion of counsel to such Lender with respect to such matters, the cost of which opinion shall be paid by Borrower. Borrower and such Lender shall thereafter attempt to negotiate in good faith an adjustment to the compensation payable hereunder which will adequately compensate such Lender for such reduction. If Borrower and such Lender are unable to agree on such adjustment within thirty (30) days of the date on which Borrower receives such notice, then commencing on the date of such notice (but not earlier than the effective date of any such applicability, change, interpretation, administration or compliance), the fees payable hereunder shall increase by an amount which will, in such Lender's reasonable determination, evidenced by calculations in reasonable detail furnished to Borrower, compensate such Lender for such reduction, such Lender's determination of such amount to be conclusive and binding upon Borrower, absent manifest error. In determining such amount, such Lender may use any reasonable methods of averaging, allocating or attributing such reduction among its customers.

        Section 2.8 USE OF PROCEEDS. The proceeds of the Term Loans hereunder shall be advanced to the Borrower pursuant to the terms of the Agreement and used by Borrower: (a) to pay the fees and expenses associated with the transactions contemplated hereby, (b) Permitted Capital Expenditures, (c) to the extent (a) and (b) are fully reserved for, amounts shown on the Budget; and (d) such other amounts and payees as the Agent shall approve. Borrower will not, directly, or indirectly, use any part of such proceeds for the purpose of purchasing or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System or to extend credit to any Person for the purpose of purchasing or carrying any such margin stock. Borrower may draw up to $2,000,000.00 for the purpose of payment to American Ski in connection with the capitalization of the Borrower. This payment shall be permitted as the only Distribution permitted by the Borrower other than reimbursements to American Ski for payroll expenses of the Borrower and the Borrower Subsidiaries.. This provision shall control over the provisions of
Section 9.6.

                   ARTICLE 3. CONDITIONS TO LOANS AND ADVANCES

        Section 3.1 CONDITIONS TO THE TERM LOANS. The Lenders' obligations to make the Term Loans shall be subject to compliance by Borrower with its agreements contained in this Agreement, and to the condition precedent that the Lenders shall have received each of the following, in form and substance satisfactory to the Agent and its counsel or in the form attached hereto as an Exhibit, as the case may be:

         (a)    NOTES.  The Term Loan Notes duly executed by the Borrower.

        (b) RESOLUTIONS. Copies of the resolutions of the Board of Directors of Borrower authorizing the execution, delivery and performance of this Agreement, the Term Loan Notes, the Security Agreements and the other Lender Agreements to which the Borrower or any Subsidiary is a party, certified by the Secretary or an Assistant Secretary (or Clerk or Assistant Clerk) of Borrower and each of its Subsidiaries (which certificate shall state that such resolutions are in full force and effect).

        (c) INCUMBENCY. A certificate of the Secretary or an Assistant Secretary (or Clerk or Assistant Clerk) of Borrower certifying the name and signatures of the officers of Borrower authorized to sign this Agreement, the Term Loan Notes, the Security Agreements, the other Lender Agreements to which Borrower or any Subsidiary is a party and the other documents to be delivered by Borrower hereunder.

          (d) CERTIFICATES OF EXISTENCE. Certificates of legal existence, corporate or partnership good standing and foreign qualification for Borrower of recent date issued by the appropriate California, Colorado, Delaware, Maine, Nevada, New Hampshire, Utah and Vermont Governmental Authorities.

        (e) CERTIFICATES OF TAX GOOD STANDING. Certificate of tax good standing for Borrower, each Borrower and each other Subsidiary of Borrower of recent date issued by the appropriate California, Colorado, Delaware, Maine, Nevada, Utah and Vermont Governmental Authorities.

        (f) LEGAL OPINIONS. The opinions of counsel to the Borrower, dated the date of execution of this Agreement, in form acceptable to counsel for the Lenders.

        (g) SATISFACTION OF CONDITIONS. A certificate of the chief operating officer or chief financial officer of Borrower, dated the Closing Date, to the effect that all conditions precedent on the part of the Borrower to the execution and delivery hereof and the making of the Term Loans have been satisfied.

        (h) GOVERNMENTAL APPROVALS. Evidence of the receipt of all necessary governmental authorizations, consents and approvals for the execution, delivery and performance by Borrower and its Subsidiaries party thereto of this Agreement, the Term Loan Notes, the Security Agreements and the other Lender Agreements.

        (i) CLOSING FEE. Receipt by the Agent for the account of the Lenders of the closing fees due to it pursuant to the Fee Letter.

                TITLE. The Designated Properties have been conveyed to Borrower and Borrower owns fee simple title or other title acceptable to the Lenders with respect to the Designated Properties.

          (k) PURCHASE OPTION. Borrower is the owner, without encumbrance or other interest, of the Purchase Option.

        (1) MARRIOTT. Borrower has assigned a first in priority security interest (subject to perfection) in the distribution interest of Borrower in the Marriott Joint Venture.

        (in) SECURITY AGREEMENTS. Each of the Security Agreements shall have been duly and properly authorized, executed and delivered by the parties thereto and shall be in full force and effect, subject to perfection as provided herein, and pursuant to the Security Agreements the Borrower shall have granted to the Agent first valid and binding security interests, liens and encumbrances on all of the assets of Borrower (other than de minimis or non core assets of the Borrower and restricted cash balances and investments of the disbursed loan proceeds) in favor of the Agent (subject only to permitted Liens including without limitation:

                (i) all fee simple and leasehold interests in and to all real property owned or leased by Borrower, and all buildings and improvements now located or to be constructed thereon, whether now owned or hereafter acquired;

                (ii) all tangible and intangible assets of Borrower, whether now owned or hereafter acquired, including without limitation all machinery, equipment, furniture, furnishings, inventory, appliances, contract rights, deposit accounts, cash collateral, hotel and motel revenues, instruments, general intangibles, etc., whether now owned or hereafter acquired, but excluding leasehold personal property interests which Borrower is prohibited by the lessor from assigning and any interest in any personal property lease agreement which Borrower is prohibited from assigning;

                (iii) all leases, tenancies, purchase and sale agreements for the sale of condominium units or other property, operating agreements, contract and rental agreements for the lease, sale (as permitted hereunder), rental, occupancy, hire or use of any of Borrower's assets, including without limitation the Mortgaged Properties, or any portion thereof together with all income, profits, revenues, cash collateral and other proceeds thereof, and

                (iv) all licenses, permits, trade names, patents, trademarks, approvals and contracts..

        (n) INSURANCE. The Agent shall have received (i) certificates of insurance as to the liability, hazard and other insurance maintained by Borrower on the Collateral in conformity with the insurance requirements contained herein (including flood insurance if necessary) from the insurer or an independent insurance broker dated as of the Closing Date, identifying insurers, types of insurance, insurance limits, and policy terms all in accordance with the provisions of the Security Agreements; (ii) certified copies of all policies evidencing such insurance (or certificates therefor signed by the insurer or an agent authorized to bind the insurer); and (iii) such further information and certificates from Borrower, its insurers and insurance brokers as the Agent may request.

        (o) LEASES/SERVICE CONTRACTS The Agent shall have received copies of all material service contracts and leases affecting any portion of the Mortgaged Properties.

        (p) SUBORDINATION AGREEMENT. The Agent shall have received the executed Subordination Agreement.

        (q) MISCELLANEOUS. The Agent shall have received such other documents, certificates and opinions as the Agent or the Lenders may reasonably request.

                        ARTICLE 4. PAYMENT AND REPAYMENT

         Section 4.1 MANDATORY REPAYMENTS AND PREPAYMENTS.

                Borrower shall repay the Term Loans in full on the Term Loan Maturity Date.

         Section 4.2 VOLUNTARY PREPAYMENTS.

                Borrower   may   make   prepayments   to  the   Agent   for  the
ratable-accounts of the Term Loan Lenders, of any outstanding principal amount of the Term Loans, at any time.

        Section 4.3 PAYMENT OR OTHER ACTIONS ON NON-BUSINESS DAYS. Whenever any payment to be made hereunder shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or fees, as the case may be. In the case of any other action the last day for performance of which shall be a day other than a Business Day, the date for performance shall be extended to the next succeeding Business Day.

        Section 4.4 METHOD AND TIMING OF PAYMENTS. Borrower shall make each payment to be made by Borrower hereunder not later than 3:00 noon (Boston time) on the day when due in lawful money of the United States to the Agent at its address set forth in Section 16.1 in immediately available funds. The Agent will, after its receipt thereof, distribute like funds relating to the payment of principal, interest or any other amounts payable hereunder ratably to the Lenders in accordance with their respective Commitment Percentages. Any payment made by Borrower to the Agent under this Agreement or under the Notes in the manner provided in this Agreement shall be deemed to be a payment to each of the respective Lenders, unless the provisions of this Agreement expressly provide that any such payment shall be solely for the account of the Agent or any specific Lender.

        Section 4.5 CURRENCY. All payments and prepayments provided for under this Agreement shall be made in lawful currency of the United States of America in immediately available funds,

        Section 4.6 FOREIGN LENDERS. Each Lender (including any Successor Lender) that is not a citizen or resident of the United, States of America, a corporation, partnership or other entity created or organized in or under the laws of the United States of America (or any jurisdiction thereof), or any estate or trust that is subject to federal income taxation regardless of the source of its income (a "Non-U.S. Lender") shall deliver to Borrower and the Agent (or, in the case of a Credit Participant, to the Lender from which the related participation shall have been purchased) two copies of either U.S. Internal Revenue Service Form I 00 I or Form 4224, or, in the case of a Non-U.
S. Lender claiming exemption from U.S. federal withholding tax under Section 871
(h) or 881 (c) of the Code with respect to payments of "portfolio interest," a Form W-8, or any subsequent versions thereof or successors thereto (and, if such Non-U.S. Lender delivers a Form W-8, an annual certificate representing that such Non-U.S. Lender is not a "bank" for purposes of Section 881 (c) of the Code, is not a 10% shareholder (within the meaning of Section 871 (h)(3)(B) of the Code) of Borrower and is not a controlled foreign corporation related to Borrower (within the meaning of Section 864(d)(4) of the Code)), properly completed and duly executed by such Non-U.S. Lender claiming complete exemption from, or a reduced rate of, U.S. federal withholding tax on all payments by Borrower under this Agreement and the other Lender Agreements. Such forms shall be delivered by each Non-U.S. Lender on or before the date it becomes a party to this Agreement (or, in the case of any Credit Participant, on or before the date such Credit Participant purchases the related participation), In addition, each Non-U.S. Lender shall deliver such forms promptly upon the obsolescence or invalidity of any form previously delivered by such Non-U.S. Lender. Each Non-U.S. Lender shall promptly notify Borrower at any time it determines that it is no longer in a position to provide any previously delivered certificate to Borrower (or any other form of certification adopted by the U.S. taxing authorities for such purpose). Notwithstanding any other provision of this Section 4.6, a Non-U.S. Lender shall not be required to deliver any form pursuant to this Section 4.6 that such Non-U.S. Lender is not legally able to deliver.


                    ARTICLE 5. REPRESENTATIONS AND WARRANTIES

        In order to induce the Agent and the Lenders to enter into this Agreement and to induce the Lenders to make the Loans as contemplated hereby, Borrower hereby makes the following representations and warranties:

        Section 5.1 EXISTENCE, CHARTER AND FORMATION DOCUMENTS, ETC. Borrower is a corporation, and is validly organized, legally existing and in good standing under the laws of the jurisdiction in which it is organized and has corporate power to own its properties and conduct its business as now conducted and as proposed to be conducted by it. Certified copies of the charter documents and By-Laws of Borrower have been delivered to the Lenders and are true, accurate and complete as of the date hereof.

        Section 5.2 PRINCIPAL PLACE OF BUSINESS: LOCATION OF RECORDS. Borrower's and each Subsidiary's principal place of business is as described on SCHEDULE
5.2. All of the books and records or true and complete copies thereof relating to the accounts and contracts of Borrower are and will be kept at such location and at the other locations designated on SCHEDULE 5.2.

        Section 5.3 QUALIFICATION. Borrower and each Subsidiary is duly qualified, licensed and authorized to do business and is in good standing as a foreign corporation or partnership in each jurisdiction where its ownership or leasing of properties or the conduct of its business requires it to be so qualified except to the extent that any failure to be so qualified would not have a Material Adverse Effect.

         Section 5.4 SUBSIDIARIES.

          (a) Borrower has no Subsidiaries except for THE Borrower Subsidiaries.

         (b) There are no transactions or relationships between Borrower and American Ski or its Subsidiaries except for the Intercompany Debt, except as disclosed on SCHEDULE 5.4.

         Section 5.5 POWER. The execution, delivery and performance of this Agreement, the Term Notes, the Security Agreements and all other Lender Agreements and other documents delivered or to be delivered by Borrower to the Agent or the Lenders, and the incurrence of Indebtedness to the Lenders hereunder or thereunder, now or hereafter owing:

         (a) are within the powers of Borrower, having been duly authorized by its Board of Directors or other similar governing body, and, if required by law, by its charter documents or by its By-Laws, by its stockholders or partners;

         (b) do not require any approval or consent of, or filing with, any governmental agency or other Person (except for such approvals and consents that have been obtained and delivered to the Lenders) and are not in contravention of law or the terms of the charter documents or By-Laws of Borrower or any amendment thereof,

         (c)      do not and will not

                (i) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which Borrower or any Subsidiary or American Ski is a party or by which Borrower or any Subsidiary or American Ski or any of their respective properties are bound or affected, except for those breaches or defaults which have been waived or consented to in writing or which will not in the aggregate result in a Material Adverse Effect,

                (ii) result in a violation of or default under any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award having applicability to Borrower or any Subsidiary, or to any of their respective properties.

         Section 5.6 VALID AND BINDING OBLIGATIONS. This Agreement, the Term Loan Notes, the Security Agreements and all the other Lender Agreements executed in connection herewith and therewith constitute, or will constitute when delivered, the valid and binding obligations of Borrower, enforceable in accordance with their respective terms, except as the enforceability thereof may be subject to bankruptcy, insolvency, moratorium and other laws affecting the rights and remedies of creditors and secured parties and to the exercise of judicial discretion in accordance with general equitable principles, subject to perfection as provided herein.

        Section 5.7 OTHER AGREEMENTS. Borrower is not a party to any indenture, loan or credit agreement, or any lease or other agreement or instrument, or subject to any charter or corporate restriction or any judgment, decree, order, rule or regulation, which is likely to have a Material Adverse Effect, or which restricts the ability of Borrower to carry out any of the provisions of this Agreement, the Term Loan Notes, the Security Agreements or any of the Lender
Agreements executed in connection herewith and therewith except for the compliance by Borrower with the provisions of Section 1 1.2.

        Section 5.8 PAYMENT OF TAXES. Borrower has filed all tax--returns which are required to be filed and has paid, or made adequate provision for the payment of, all taxes which have or may become due pursuant to said returns or to assessments received, except such as are being contested in good faith by appropriate proceedings.

         Section 5.9 FINANCIAL STATEMENTS.

        (a) All balance sheets, statements and other financial information furnished to the Agent and the Lenders in connection with this Agreement and the transactions contemplated hereby, including, without limitation, the pro forma financial statement dated August 24, 1998, has been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved (except for normal year-end adjustments and for the absence of footnotes with interim statements) and present fairly the consolidated financial condition of Borrower and its Subsidiaries reported therein and all such information so furnished was true, correct and complete as of the date thereof, in all material respects.

        (b) To the best knowledge of Borrower, no facts exist that (individually or in the aggregate) would result in any material change in any of such projections.

        Section 5.10 OTHER MATERIALS FURNISHED. The written information, exhibits. memoranda or reports furnished to the Agent or the Lenders by or on behalf of Borrower in connection with the negotiation of this Agreement, taken as a whole, does not contain any material misstatement of fact or omit to state a material fact necessary to make the statements contained therein not misleading.

        Section 5.11 STOCK. As of the date hereof, the issued and outstanding capital stock of Borrower is as set forth on SCHEDULE 5.4 hereto. There are presently issued by Borrower and outstanding the shares of capital stock indicated on SCHEDULE 5.4. Borrower has received the consideration for which such stock was authorized to be issued and have otherwise complied with all legal requirements relating to the authorization and issuance of shares of stock and all such shares are validly issued, fully paid and non-assessable. Borrower has no other capital stock of any class outstanding.

        Section 5.12 CHANGES IN CONDITION. Since the date of formation, there has been no material adverse change in the business or assets or in the condition, financial or otherwise, of Borrower and its Subsidiaries taken as a whole, and neither Borrower nor any Subsidiary have entered into any transaction outside of the ordinary course of business which is material to Borrower and its Subsidiaries taken as a whole. Neither Borrower nor any Subsidiary have, as of the date thereof, any contingent liabilities of any material amount.

         Section 5.13 ASSETS, LICENSES, PATENTS, TRADEMARKS, ETC.

         (a) Borrower has good and marketable title to, or valid leasehold interests in, all of their assets, real and personal, including the Designated Properties and the Purchase Option, subject to no liens, charges or encumbrances, except for liens, charges and encumbrances described in SCHEDULE
  5.13 and permitted by Section 9.2 hereof.

         (b) Borrower owns all material licenses, patents, patent applications, copyrights, service marks, trademarks, trademark applications, and trade names necessary to continue to conduct its business.

         (c) Except as set forth on SCHEDULE 5.13(C) hereto, no leasehold personal property interest which Borrower is prohibited by the lessor from assigning and no interest in any personal property lease agreement which Borrower is prohibited from assigning is material, or taken as a whole are material, to the operations of Borrower.

         Section 5.14 LITIGATION. There is no litigation, at law or in equity, or any proceeding before any federal, state, provincial or municipal board or other governmental or administrative agency pending or, to the knowledge of Borrower, threatened, or any basis therefor, which involves a material risk of any judgment or liability which could have a Material Adverse Effect, and no judgment, decree, or order of any federal, state, provincial or municipal board or other governmental or administrative agency has been issued against Borrower or any of its Subsidiaries which has or may have a Material Adverse Effect.

         Section 5.15 PENSION PLANS. No employee benefit plan established or maintained by Borrower or any of its Subsidiaries or any other Person a member of the same "control group," as American Ski or any of its Subsidiaries (a "Pension Affiliate"), within the meaning of Section 302(f)(6)(b) of ERISA, (including any multi-employer plan to which American Ski or any of its Subsidiaries contributes) which is subject to Part 3 of Subtitle B of Title I of the ERISA, had a material accumulated funding deficiency (as such term is defined in Section 302 of ERISA) as of the last day of the most recent fiscal year of such plan ended prior to the date hereof, or would have had an accumulated funding deficiency (as so defined) on such day if such year were the first year of such plan to which Part 3 of Subtitle B of Title I of ERISA applied, and no material liability under Title IV of ERISA has been, or is expected by Borrower or any of its Subsidiaries to be, incurred with respect to any such plan by Borrower or any of its Subsidiaries or any Pension Affiliate. The execution, delivery and performance by American Ski and the Borrower of this Agreement and the other Lender Agreements executed on the date hereof will not involve any prohibited transaction within the meaning of ERISA or Section 4975 of the Code. Borrower and its Subsidiaries have no Pension Plan other than those described on SCHEDULE 5.15.

         Section 5.16 OUTSTANDING INDEBTEDNESS. After application of the proceeds of the Term Loans, the outstanding amount of borrowed money of Borrower and its Subsidiaries as of the date hereof is correctly set forth on
  SCHEDULE 5.16 hereto, and said Schedule correctly describes the credit agreements, guaranties, leases and other instruments pursuant to which such Indebtedness has been incurred and all liens, charges and encumbrances securing such Indebtedness. Said schedule also describes all agreements and other arrangements pursuant to which Borrower or any of its Subsidiary may borrow any money.

        Section  5.17  ENVIRONMENTAL  MATTERS.  Except as set forth on  SCHEDULE
5.17:

        (a) Neither Borrower, any Subsidiaries, nor any operator of any of their respective properties is in violation, or to Borrower's knowledge is in alleged violation, of any Environmental Law, which violation would have a Material Adverse Effect.

        (b) Neither Borrower, nor any operator of any of their respective properties has received notice from any third party, including without limitation any federal, state, county, or local governmental authority, (i) that it has been identified as a potentially responsible parry under the Comprehensive Environmental Response, Compensation and Liability Act of 1980 as amended ("CERCLA") or any equivalent state law, with respect to any site or location; (ii) that any Hazardous Materials which it has generated, transported or disposed of, has been found at any site at which a federal, state, county, or local agency or other third party has conducted or has ordered Borrower, or another third party or parties (E.G. a committee of potentially responsible parties) to conduct a remedial investigation, removal or other response action pursuant to any Environmental Law; or (iii) that it is or shall be a named party to any claim, action, cause of action, complaint (contingent or otherwise) or legal or administrative proceeding arising out of any actual or alleged release or threatened release of Hazardous Materials. For purposes of this Agreement, "release" means any past or present releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, disposing or dumping of any Hazardous Material into the Environment, or the uncontained presence of any Hazardous Material in the Environment.

        (c) (i) Borrower, and each operator of any real property owned or operated by Borrower is in compliance, in all material respects, with all provisions of the Environmental Laws relating to the handling, manufacturing, processing, generation, storage or disposal of any Hazardous Materials; (ii) to the best of Borrower's knowledge, no portion of property owned, operated or controlled by Borrower has been used for the handling, manufacturing, processing, generation, storage or disposal of Hazardous Materials except in accordance with applicable Environmental Laws; (iii) to the best of Borrower's knowledge, there have been no releases or threatened releases of Hazardous Materials on, upon, into or from any property owned, operated or controlled by Borrower, which releases could have a Material Adverse Effect; (iv) to the best of Borrower's knowledge, there have been no releases of Hazardous Materials on, upon, from or into any real property in the vicinity of the real properties owned, operated or controlled by Borrower which, through soil or groundwater contamination, may have come to be located on the properties of Borrower; (v) to the best of Borrower's knowledge, there have been no releases of Hazardous Materials on, upon, from or into any real property formerly but no longer owned, operated or controlled by Borrower.

        (d) None of the properties of Borrower is or shall be subject to any applicable environmental cleanup responsibility law or environmental restrictive transfer law or regulation by virtue of the transactions set forth herein and contemplated hereby.

        Section 5.18 FOREIGN TRADE REGULATIONS. Borrower is not (a) a person included within the definition of "designated foreign country" or "national" of a "designated foreign country" in Executive Order No. 8389, as amended, in Executive Order No. 9193, as amended, in the Foreign Assets Control Regulations (31 C.F.R., Chapter V, Part 500, as amended), in the Cuban Assets Control Regulations of the United States Treasury Department (31 C.F.R., Chapter V, Part 515, as amended) or in the Regulations of the Office of Alien Property, Department of Justice (8 C.F.R., Chapter 11, Part 507, as amended) or within the meanings of any of the said Orders or Regulations, or of any regulations, interpretations, or rulings issued thereunder, or in violation of said Orders or Regulations or of any regulations, interpretations or rulings issued thereunder; or (b) an entity listed in Section 520. 1 01 of the Foreign Funds Control Regulations (31 C.F.R., Chapter V, Part 520, as amended).

        Section 5.19 GOVERNMENTAL REGULATIONS. Borrower is not subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Investment Company Act of 1940, or is a common carrier under the Interstate Commerce Act, or is engaged in a business or activity subject to any statute or regulation which regulates the incurring by Borrower of Indebtedness for borrowed money, including statutes or regulations relating to common or contract carriers or to the sale of electricity, gas, steam, water, telephone or telegraph or other public utility services.

        Section 5.20 MARGIN STOCK. Borrower does not own any "margin stock" within the meaning of Regulation U of the Board of Governors of the Federal Reserve System, or any regulations, interpretations or rulings thereunder, nor is Borrower engaged principally or as one of its important activities in extending credit which is used for the purpose of purchasing or carrying margin stock.

        Section 5.21 SOLVENCY. Borrower, before and after giving effect to the transactions contemplated by this Agreement and the other Lender Agreements is Solvent.

        Section 5.22 COMPLIANCE WITH OTHER INSTRUMENTS, LAWS.  EM.

        (a) Borrower is not in violation of any provision of its charter documents, bylaws, or any agreement or instrument to which it may be subject or by which it or any of its properties may be bound or any decree, order, judgment, statute, license, rule or regulation, in any of the foregoing cases in a manner that could result in a Material Adverse Effect.

         (b) Borrower has complied in all respects with the requirements of the Hart-Scott-Rodino Anti-Trust Improvement Act of 1976, as amended (the "HSR Act")

         Section 5.23 ABSENCE OF FINANCING STATEMENTS, ETC. To the best knowledge of Borrower and except with respect to Permitted Liens, there is no financing statement, security agreement, chattel mortgage, real estate mortgage or other document filed or recorded with any filing records, registry or other public office, that purports to cover, effect or give notice of any present or possible future lien on, or security interest in, any assets or property of Borrower or any Subsidiary or any rights relating thereto.

         Section 5.24 FISCAL YEAR ' Borrower has a fiscal year which is the twelve-months ending on the last Sunday of July of each year.

         Section 5.25 TAX STATUS. Borrower is a "C" corporation for all purposes under the Code.

         Section 5.26 PURCHASE OPTION. The Purchase Option is in full force and effect and no event of default or default exists thereunder. No consent or approval of the optionor is required for the pledge of the interest of the Borrower to Lender thereunder.

         Section 5.27 LEASES. The Leases are in full force and effect and no event of default or default exists thereunder. No consent is required for the pledge of the interest of the Borrower to the Lender thereunder.

         Section 5.28 PENDING FINANCING. Grand Summit and Canyons Resort are currently negotiating terms for financing of construction of the Permitted Projects with KeyCorp and Textron Financial Corporation, Borrower has received term sheets with respect to such financing and Borrower knows of no reason or condition that would prevent the closing of the foregoing proposed facilities.

         Section 5.29 STATUS MEMORANDUM. The information contained in the Status Memorandum is true and correct in all material respects.


                       ARTICLE 6. REPORTS AND INFORMATION

         Section 6.1 FINANCIAL INFORMATION. Borrower shall provide to Lender such financial information as the Agent may request. Borrower shall provide to Lender a monthly Budget variance report.

         Section 6.2 NOTICE OF DEFAULTS. As soon as possible, and in any event within five (5) days after the occurrence of each Default, Borrower shall furnish to the Agent and each Lender the statement of their chief executive officers or chief financial officers setting forth details of such Default and the action which Borrower has taken or propose to take with respect thereto.

         Section 6.3 NOTICE OF LITIGATION. Promptly after the commencement thereof, Borrower shall furnish to the Agent and each Lender written notice of all actions, suits and proceedings before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, affecting Borrower, which, if adversely determined, would have a Material Adverse Effect.

         Section 6.4 REPORTABLE EVENTS. At any time that Borrower or any Pension Affiliate has a Pension Plan, Borrower shall furnish to the Agent and each Lender, as soon as possible, but in any event within thirty (30) days after Borrower knows or has reason to know that any Reportable Event with respect to any Pension- Plan has occurred, the statement of the chief executive officers or chief financial officers of Borrower setting forth the details of such Reportable Event and the action which Borrower or any Pension Affiliate h@ taken or proposes to take with respect thereto, together with a copy of the notice of such Reportable Event to the Pension Benefit Guaranty Corporation.

         Section 6.5 COMMUNICATIONS WITH INDEPENDENT PUBLIC ACCOUNTANTS. At any reasonable time and from time to time upon reasonable request, Borrower shall provide the Agent and the Lenders and any agents or representatives of the Agent and the Lenders access to the independent public accountants of Borrower and its Subsidiaries to discuss their financial condition, including, without limitation any recommendations of such independent public accountants concerning the management, finances, financial controls or operations of Borrower and its Subsidiaries.

         Section 6.6 ENVIRONMENTAL REPORTS. In the event that and to the extent that any of the following provides notice of circumstances, occurrences or events that have or could reasonably be expected to have a material impact on the operations of Borrower, the Borrower shall furnish to the Agent and each
  Lender: (a) not later than seven (7) days after notice thereof, notice of any enforcement actions, or, to the knowledge of Borrower, threatened enforcement actions affecting Borrower or any Subsidiary by any Governmental Authority related to Environmental Laws; (b) copies, promptly after they are received, of all orders, notices of responsibility, notices of violation, notices of enforcement actions, and assessments, and other written communications pertaining to any such orders, notices, claims and assessments received by Borrower or any Subsidiary from any Governmental Authority; (c) not later than seven (7) days after notice thereof, notice of any civil claims or threatened civil claims affecting Borrower or any Subsidiary by any third party alleging any violation of Environmental Laws or harm to human health, safety or the environment: (d) copies of all cleanup plans, site assessment reports, response plans, remedial proposals, or other submissions of American Ski or any Subsidiary, other third party (e.g., committee of potentially responsible parties at a Superfund site), or any combination of same, submitted to a Governmental Authority in response to any communication referenced in subsections (a) and (b) herein simultaneously with their submission to such Governmental Authority; and (e) from time to time, on reasonable request of the Agent, evidence satisfactory to the Agent of Borrower and its Subsidiaries' insurance coverage, if any, for any environmental liabilities.

        Section 6.7 MISCELLANEOUS. Borrower shall provide the Agent and the Lenders with such other information as the Agent or the Lenders may from time to time reasonably request respecting the business, properties, prospects, condition or operations, financial or otherwise, of Borrower and its Subsidiaries.

        Section 6.8 PURCHASE OPTION AND LEASES. Borrower shall take all actions necessary to cause the Leases and the Purchase Option to remain in full force and effect and to cause no event of default to occur or exist thereunder or under the Purchase Money Mortgage.. Borrower hereby authorizes the Lenders to take such actions as the Lenders may deem necessary to cause this warranty to remain true and correct. Lenders may advance sums pursuant to the foregoing in the from and after the expiration of ten (10) days from the giving of notice to the Borrower of the intent of the Lender to undertake such action unless either a Lease or the Purchase Option would terminate without immediate action and then, in such event, Lenders may take immediate action hereunder. All funds so advances shall be secured by the Security Agreements, bear interest at the Default Rate of interest specified in the Notes and shall be immediately due and payable.

        Section 6.9 PERMITS, ZONING AND OTHER DEVELOPMENT RIGHTS. Borrower and the Lenders acknowledge and recognize that the Mortgaged Properties are in various stages of permitting for ultimate commercial development. Borrower shall take such actions as are necessary to cause such permits to be issued and vested in the Borrower and to be included in the Security Agreements. Borrower shall provide such additional information and periodic reports as the Lenders may request concerning the business plan and issuance of the foregoing permits, zoning and development rights.

        Section 6.10 MARRIOTT JOINT VENTURE. Borrower shall cause the Marriott Joint Venture to remain in full force and effect and to cause no default or event of default thereunder.


                         ARTICLE 7. FINANCIAL COVENANTS

        On and after the date hereof, until all of the Lender Obligations shall have been paid in full and the Lenders shall have no commitment to make any loans or advances hereunder, Borrower shall observe the following covenants:

         Section 7.1 MINIMUM TANGIBLE NET WORTH.

                Borrower shall maintain a minimum Tangible Net Worth at all times of not less than the sum of $60,000,000.00.

                        ARTICLE 8. AFFIRMATIVE COVENANTS

        On and after the date hereof, until all of the Lender Obligations shall have been paid in full and the Lenders shall have no commitment to make any loans or advances hereunder, Borrower will, comply with the following covenants and provisions:

        Section 8.1 REPRESENTATIONS AND WARRANTIES. Borrower shall take all actions necessary in order to cause the representations and warranties set forth in this Agreement to be true, accurate and in full force and effect.

        Section 8.2 TAXES AND OTHER OBLIGATIONS. Borrower (a) will duly pay and discharge, or cause to be paid and discharged, before the same shall become in arrears, all material taxes, assessments and other governmental charges, imposed upon each of them and its properties, sales and activities, or upon the income or profits therefrom, as well as the claims for labor, materials, or supplies which if unpaid might by law result in a lien or charge upon any of its properties; PROVIDED, HOWEVER, that Borrower may contest any such charges or claims in good faith so long as (i) an adequate reserve therefor has been established and is maintained if and as required by generally accepted accounting principles and (ii) no action to foreclose any such lien has been commenced and (b) will promptly pay or cause to be paid when due, or in conformance with customary trade terms (but not later than 60 days from the due date in the case of trade debt), all material lease obligations, trade debt and all other Indebtedness incident to its operations. Borrower shall cause all applicable tax returns and all amounts due thereunder to be filed and paid, as the case may be, in order to maintain its good standing with the Internal Revenue Service and state, local and foreign tax authorities.

        Section 8.3 MAINTENANCE OF PROPERTIES AND LEASES. Borrower shall maintain, keep and preserve all of its material properties (tangible and intangible) including the Mortgaged Properties in good repair and working order, ordinary wear and tear excepted. Borrower shall replace and improve its material properties as necessary for the conduct of its business. Borrower and each Subsidiary shall comply in all material respects with all leases naming it as lessee.

        Section 8.4 INSURANCE. The Borrower will maintain with financially sound and reputable insurers insurance with respect to its properties and business against such casualties and contingencies including windstorm and hurricane insurance and as shall be in accordance with the general practices of businesses engaged in similar activities in similar geographic areas, and in amounts, containing such terms, in such forms and for such periods as may be reasonable and prudent in accordance with sound business practices. With respect to the Collateral, all such insurance shall be in such amount, such form, for such periods and written by such companies as may be reasonably satisfactory to the Agent and shall be payable to the Agent and to the Borrower, as the case may be, as their interests may appear. If a Default then exists, the Agent may apply all proceeds received by it to pay the Obligations hereunder in such order as it shall determine in its discretion; but if no Default then exists, then the Borrower shall have the right to determine whether to apply such proceeds against the Obligations or against the costs of repairing or restoring the damage to the Mortgaged Property. All policies of insurance shall provide for a minimum thirty (30) days prior written minimum cancellation notice to the Agent and shall name the Agent as additional insured party, and, in the case of the Collateral, shall name the Agent as mortgagee and loss payee. Certificates of insurance (or, if requested by the Agent, certified copies of policies) with respect to all renewals or replacements of such insurance from time to time in force together with evidence of payment of premiums thereon satisfactory to the Agent shall be delivered to the Agent at least ten (10) days before the expiration date of then current insurance. No settlement on account of any loss covered by such insurance shall be made without the consent of the Agent. In the event of failure to provide and maintain insurance as herein provided, the Agent may, at its option, after giving notice to the Borrower, as applicable, provide such insurance and charge the amount thereof to the Borrower (including by making an Advance therefor). The Borrower shall furnish to the Agent certificates or other evidence satisfactory to the Agent of compliance with the foregoing insurance provision. Without limiting the foregoing, the Borrower will (i) keep all of its physical property insured against fire and extended coverage risks in amounts and with deductibles and endorsements acceptable to the Agent (ii) maintain all such workers' compensation or similar insurance as may be required by law, and (iii) maintain, in amounts, deductibles and endorsements acceptable to the Agent, general public liability insurance against claims for bodily injury, death or property damage occurring on, in or about the properties of the Borrower and business interruption insurance, and (iv) in the event the Property or any portion thereof is located in a flood hazard area identified by the Secretary of Housing and Urban Development as an area having special flood hazards and in which flood insurance has been made available under the National Flood Insurance Act of 1968, as amended by the Flood Disaster Act of 1973 (and any successor Act thereto), maintain a flood insurance policy as required by the Flood Disaster Act of 1973. The Borrower shall at all times comply with and conform to all provisions of each such insurance policy and to all requirements of the insurers thereunder applicable to Borrower the Property or to the use, occupation, possession, operation, maintenance or repair of all or any portion of the Property.

        Section 8.5 RECORDS, ACCOUNTS AND PLACES OF BUSINESS. Borrower shall maintain comprehensive and accurate records and accounts in accordance with generally accepted accounting principles consistently applied. Borrower shall maintain adequate and proper reserves. Borrower shall promptly notify the Agent of (a) any changes in the places of business of Borrower and (b) any additional places of business which may arise hereafter.

        Section 8.6 INSPECTION. At any reasonable time and from time to time, Borrower shall permit the Agent and the Lenders and any of the Agent's and the Lenders' agents or representatives to examine and make copies of and abstracts from the records and books of account of., and visit the properties of, Borrower and to discuss the affairs, finances and accounts of Borrower with any of their officers or directors and with American Ski's and its Subsidiaries' independent accountants. In addition, the Agent shall be entitled, and Borrower shall permit the Agent, to conduct field examinations of Borrower, at Borrower's sole expense and at any time or times in the Agent's sole discretion.

         Section 8.7 MAINTENANCE OF ACCOUNTS. Borrower shall maintain their principal concentration and disbursement accounts with the Agent.

        Section 8.8 OWNERSHIP OF SUBSIDIARIES. Borrower will maintain legal and beneficial ownership, directly or indirectly, of I 00% of the equity interests of each of the Subsidiaries, except for its interest in Heavenly Resort which is a partial percentage interest.

        Section 8.9 DUE DILIGENCE MATTERS. Borrower agrees to provide to the Lender, upon request, such surveys, evidence of zoning, title insurance policies, appraisals, copies of permits, environmental reports, evidence of utilities, and consents of lessors and optionors as the Lenders may request, all at the sole cost and expense of the Borrower.


                          ARTICLE 9. NEGATIVE COVENANTS

        On and after the date hereof, until all of the Lender Obligations shall have been paid in full and the Lenders shall have no commitment to make any loans or advances hereunder, Borrower covenants that Borrower will not and Borrower will take such actions as are necessary to cause the Borrower Subsidiaries not to:


        Section 9.1 RESTRICTIONS ON INDEBTEDNESS. Create, incur, suffer or permit to exist, or assume or guarantee, either directly or indirectly, or otherwise become or remain liable with respect to, any Indebtedness, except the following:

          (a) Indebtedness to the Lenders and the Agent under this Agreement, the Term Loan Notes, and the other Lender Agreements;

         (b)    the InterCompany Debt;

        (c) such  other  subordinated  indebtedness  provided  that  the  holder
thereof  executes  and  delivers  to  the  Lenders  a  Subordination   Agreement
acceptable to the Lenders;

         (d)    the Purchase Money Mortgage;

        (e) as to the Subsidiaries of Borrower, the Textron Facility and the proposed financing facilities for the Permitted Construction Projects, and indebtedness of a Subsidiary of Borrower associated with the exercise of Borrower's rights under the Purchase Option (collectively "Permitted Financial Facilities"); and

         (f) the existing indebtedness set forth on Schedule 5.16.

          Section 9.2 RESTRICTION ON LIENS. Create or incur or suffer to be created or incurred or pen-nit to exist any encumbrance, mortgage, pledge, lien, charge or other security interest of any kind upon any of its property or assets of any character, whether now owned or hereafter acquired, or transfer any of such property or assets for the purposes of subjecting the same to the payment of Indebtedness or performance of any other obligation in priority to payment of its general creditors, or acquire or agree or have an option to acquire any property or assets upon conditional sale or other title retention agreement, device or arrangement (including Capitalized Leases) or suffer to exist for a period of more than 30 days after the same shall have been incurred any Indebtedness against it which if unpaid might by law or upon bankruptcy or insolvency, or otherwise, be given any priority whatsoever over the claims of its general creditors, or sell, assign, pledge or otherwise transfer for security any of its accounts, contract rights, general intangibles, or chattel paper (as those terms are defined in the UCC) with or without recourse (each of the foregoing, a "Lien"); PROVIDED, HOWEVER, that Borrower may create or incur or suffer to be created or incurred or permit to exist the following (the "Permitted Liens"):

         (a)      The Purchase Money Mortgages;

        (b) Deposits or pledges made in connection with, or to secure payment of, workmen's compensation, unemployment insurance, old age pensions or other social security and liens for taxes, assessments or governmental charges or levies and liens to secure claims for labor, material or supplies and liens securing obligations to carriers, warehousemen and mechanics to the extent that payment thereof shall not at the time be required to be made in accordance with
Section 8.2;

        (c) Encumbrances in the nature of zoning restrictions, easements, and rights or restrictions of record on the use of real property which do not materially detract from the value of such property or impair its use in the business of the owner or lessee;

        (d) Liens (other than judgments and awards) created by or resulting from any litigation or legal proceeding which has not yet resulted in an Event of Default; PROVIDED that the execution or other enforcement thereof is effectively stayed and the claims secured thereby are being actively contested in good faith by appropriate proceedings satisfactory to the Agent;

        (e) Liens arising by operation of law to secure landlords, lessors or renters under leases or rental agreements made in the ordinary course of business and confined to the premises or property rented;

        (f) Liens in favor of the Agent for the benefit of the Lenders securing the Lender Obligations, as and when such Liens are established; and

         (g) the liens  created  with respect to the  indebtedness  set forth at
Section 9. 1 (e).

Nothing contained in this Section 9.2 shall permit Borrower to incur any Indebtedness or take any other action or permit to exist any other condition which would be in contravention of any other provision of this Agreement.

        Section 9.3 INVESTMENTS. Have outstanding or hold or acquire or make or commit itself to acquire or make any Investment except the following:

        (a) Investments having a maturity of less than one year from the date thereof by the Borrower or any Subsidiary in: (i) obligations of the Agent or any of the Lenders; (ii) obligations of the United States of America or any agency or instrumentality thereof, (iii) repurchase agreements involving securities described in clauses (i) and (ii) with the Agent or any of the Lenders; and (iv) commercial paper which is rated not less than prime-one or A-I or their equivalents by Moody's Investor Service, Inc. or Standard & Poor's Corporation, respectively, or their successors.

        (b) Investments received as consideration from the sale of assets other-wise permitted hereunder, which Investments are pledged to the Agent on terms and conditions acceptable to the Agent.

        (c) Investments consisting of advances to employees in the ordinary course of business.

        (d) Investments acquired in connection with the bankruptcy or workout of account debtors.

        (e) The conveyance of sites for the Permitted Construction Projects to the Subsidiaries of the Borrower and the investments permitted under Section 9.7.

        Section 9.4 MERGERS, ACQUISITIONS, ETC.- Enter into any merger or consolidation with or acquire all or substantially all of the assets of any Person, or sell. assign, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to any Person.

        Section 9.5 TRANSACTIONS WITH AFFILIATES. Enter into any transaction, including, without limitation, the purchase, sale or exchange of property or the rendering of any service, with any Affiliate, except that Borrower (a) may pay reasonable salaries, fees and bonuses to their directors, officers and employees as are usual and customary in Borrower's business, (b) may enter into transactions among each other on terms that are not materially less favorable to Borrower than those which could be obtained at the time from Persons who are not Affiliates and which transactions (to the extent in excess of $250,000 for each transaction or a series of related transactions) are disclosed to the Agent in Compliance Certificates, and (c) Borrower may enter into and perform their obligations under the Lender Agreements.

          Section 9.6 DISTRIBUTIONS. Make any Distribution or make any other payment on account of the purchase, acquisition, redemption, or other retirement of any shares of stock, whether now or hereafter outstanding. The provisions of this Section shall not apply to any Borrower Subsidiary.

        Section 9.7 CAPITAL EXPENDITURES. Make any Capital Expenditure, except that Borrower may provide to Grand Summit and Canyons Resort a maximum of fifteen percent (I 5%) equity on the Permitted Projects and except as provided in the Budget.

        Section 9.8 DISPOSITIONS OF ASSETS. Sell, lease or otherwise dispose of any assets except for the sale, lease or other disposition of inventory, including residential real property held for resale, in the ordinary course of business and sales under the Marriott Joint Venture and dispositions permitted under Section 9.3(e)..

        Section 9.9 ASSUMPTIONS, GUARANTIES, ETC. OF INDEBTEDNESS OF OTHER PERSONS. Assume, guarantee, endorse or otherwise be or become directly or contingently liable (including, without limitation, by way of agreement, contingent or otherwise, to purchase, provide funds for payment, supply funds to or otherwise invest in any Person or otherwise assure the creditors of any such Person against loss) in connection with any Indebtedness of any other, Person. The Permitted Financial Facilities and the completion guaranty to be executed by Borrower in connection with the proposed facility by KeyCorp as to the Permitted Construction Project shall be permitted hereunder.

        Section 9.10 ERISA. At any time while Borrower or any of its Subsidiaries has a Pension Plan, permit any accumulated funding deficiency to occur with respect to any Pension Plan or other employee benefit plans established or maintained by American Ski or any of its Subsidiaries or to which contributions are made by Borrower or any of its Subsidiaries (the "Plans"), and which are subject to the "Pension Reform Act" and the rules and regulations thereunder or to Section 412 of the Internal Revenue Code, and at all times comply in all material respects with the provisions of the Act and Code which are applicable to the Plans. Borrower will not permit the Pension Benefit Guaranty Corporation to cause the termination of any Pension Plan under circumstances which would cause the lien provided for in Section 4068 of the Pension Reform Act to attach to the assets of Borrower or any of its Subsidiaries.

        Section 9.11 SALE AND LEASEBACK. Sell or transfer any of its properties with the intention of taking back a lease of the same property or leasing other property for substantially the same use as the property being sold or transferred.

        Section 9.12 RESTRICTIVE OR INCONSISTENT AGREEMENTS. Enter into any agreement (a) other than the Lender Agreements which, directly or indirectly, prohibits or restrains, or has the effect of prohibiting or restraining or otherwise imposes any materially adverse or burdensome condition upon, the declaration or payment of dividends or distributions, the incurrence of Indebtedness, the granting of liens, the making of loans or advances to Borrower or the amendment or modification of any of the Lender Agreements or (b) containing any provision that would be violated or breached by any Loan or the performance by Borrower of its obligations hereunder or under any of the Lender Agreements.

          Section 9.13 NO AMENDMENT OF MARRIOTT JOINT VENTURE,, INTER COMPANY DEBT. PURCHASE OPTION AND LEASES. Borrower shall not modify or amend any of the Marriott Joint Venture, InterCompany Debt, Purchase Money Option and the Leases.

        Section 9.14 LIMITATION ON ISSUANCE OF CAPITAL STOCK. Borrower will not issue any class of preferred stock or any class of redeemable common stock.

        Section 9.17 PURCHASE MONEY MORTGAGES. Borrower shall not modify or amend or permit a default or event of default to exist under any of the Purchase Money Mortgages. Borrower will obtain the consent of the Mortgagees of each of the Purchase Money Mortgages to this Agreement.


                  ARTICLE 10. PERFECTION OF SECURITY AGREEMENTS

        Section 10.1 PERFECTION EVENT. Borrower has executed and delivered the Security Agreements to Paul Hastings. Borrower hereby authorizes Paul Hastings to establish an escrow with the Title Company whereby the Title Company agrees to record the Security Agreements in the appropriate official records upon the receipt by the Title Company of a notice by the Agent that a Perfection Event has occurred. Borrower agrees that Paul Hastings shall have no obligation with respect to the Security Agreements other than to deliver them to the Title Company. Borrower agrees to execute such further documentation as the Title Company may request in order to establish the procedure required hereunder.

        Section 10.2 STATUS OF SECURITY DOCUMENTS. Borrower and the Lenders acknowledge and recognize that the Security Agreements have been executed and delivered but not perfected; the Security Agreements are valid and binding and of full force and effect as of even date; and that the only remaining requirement that exists with respect to the Security Agreements is the Perfection Requirement.


  ARTICLE 11.  DESIGNATED PROPERTIES AND FURTHER ASSURANCES

         Section 11.1 SELECTION OF MORTGAGED PROPERTIES. Borrower and Lenders acknowledge and recognize that the Agent has relied upon certain representations and warranties summarized in the memorandum attached as Schedule I 1. I as to the Mortgaged Properties in order for the Agent to designate them as Designated Properties. In the event any representations or warranties are inaccurate or events contemplated therein as material to such property's value as collateral do not materialize, Borrower and Agent shall exercise good faith and due diligence to identify substitute properties owned by American Ski and exchange the impaired parcel(s) for the identified parcels as newly Designated Property, which shall become Mortgaged Property hereunder. Borrower and Agent agree to undertake all such action as may be reasonably necessary to effect such exchange.

        Section 11.2 FURTHER ASSURANCES. Borrower agrees that except as provided herein the Mortgaged Properties are to be subject to a first in priority security interest in favor of the Agent for the benefit of the Lenders. Borrower shall take such actions as are necessary in order to cause the Security Agreements to constitute a first in priority security interest on the Mortgaged Property and related Development Fights and further to deliver to the Agent such additional due diligence materials as the Lenders may request from time to time with respect thereto. The provisions of this section shall include the obligation to obtain within the number of days specified below following the date hereof the following consents and approvals to the provisions of the Lender Agreements as they affect the following:

        (a) 45 days - assignment of the percentage interest of the Borrower in and to Heavenly Resort consent of the other member of Heavenly Resort;

        (b) 15 days - assignment of the Option to Purchase - consent of the lessor under the Ground Lease Agreement between Wolf Mountain Resorts, L.C. and ASC Utah, Inc. as assigned; it being the intent of the parties hereto that the assignment of the Option to Purchase qualify as a leasehold mortgage permitted under the foregoing Lease Agreement,

          (c) 45 days - consent of the holders of the Purchase Money Mortgages.

                ARTICLE 12.  EVENTS OF DEFAULT AND REMEDIES

          Section 12.1 EVENTS OF DEFAULT. Each of the following events shall be deemed to be Events of Default hereunder:

        (a) Borrower shall fail to make any payment in respect of (i) the principal of any of the Lender Obligations as the same shall become due, whether at the stated payment date, required prepayment or by acceleration, demand or otherwise, or (ii) interest or commitment fees on or in respect of any of the Lender Obligations as the same shall become due.

        (b) Borrower shall fail to perform or observe any of the terms, covenants, conditions or provisions hereof-, PROVIDED, HOWEVER, that with respect to the terms, covenants, conditions and provisions of Article 6 only, the Agent shall notify Borrower of Borrower's failure to provide the required reports when due and the Agent shall allow Borrower five (5) days to comply with the terms, covenants, conditions and provisions of Article 6.

        (c) Borrower shall fail to perform or observe any other material term, covenant, condition or provision to be performed or observed by Borrower under this Agreement or any other Lender Agreement, and such failure shall not be rectified or cured to the Agent's satisfaction within thirty (30) days after written notice thereof to Borrower.

         (d) Any representation or warranty of Borrower or any Subsidiary herein or in any other Lender Agreement or any amendment to any thereof shall have been materially false or misleading at the time made or intended to be effective.

         (e) An event of default or termination shall occur under the Purchase Money Mortgage, the Marriott Joint Venture, the Leases, or the Purchase Option, a default under any of the Permitted Financial Facilities or should a default occur under the Senior Facility.

         (f) Borrower shall be involved in financial difficulties as evidenced:

                (i) by its commencement of a voluntary case under Title 11 of the United States Code as from time to time in effect, or by its authorizing, by appropriate proceedings of its board of directors or other governing body, the commencement of such a voluntary case;

                (ii) by its filing an answer or other pleading admitting or failing to deny the material allegations of a petition filed against it commencing an involuntary case under said Title I 1, or seeking, consenting to or acquiescing in the relief therein provided, or by its failing to controvert timely the material allegations of any such petition;

                (iii) by the entry of an order for relief in any involuntary case commenced under said Title I 1;

                (iv) by its seeking relief as a debtor under any applicable law, other than said Title I 1, of any jurisdiction relating to the liquidation or reorganization of debtors or to the modification or alteration of the rights of creditors, or by its consenting to or acquiescing in such relief;

                (v) by the entry of an order by a court of competent Jurisdiction (1) finding it to be bankrupt or insolvent, (2) ordering or approving its liquidation, reorganization or any modification or alteration of the rights of its creditors or (3) assuming custody of, or appointing a receiver or other custodian for all or a substantial part of its property and such order shall not be vacated or stayed on appeal or otherwise stayed within 30 days;

                (vi) by the filing of a petition against American Ski or any Subsidiary under said Title 11 which shall not be vacated within 30 days; or

                (vii) by its making an assignment for the benefit of, or entering into a composition with, its creditors, or appointing or consenting to the appointment of a receiver or other custodian for all or a substantial part of its property.

        (g) There shall have occurred a judgment against Borrower or any Subsidiary in any court which constitutes a Material Adverse Effect.

        (h) American Ski shall cease to own, directly or indirectly, of record and beneficially all of the issued and outstanding capital stock of Borrower.

         (i) Any "Event of Default" under any other Lender Agreement.

        0) Any of the Lender Agreements shall be canceled, terminated, revoked or rescinded otherwise than in accordance with the terms thereof or with the express prior written agreement, consent or approval of the Agent; or any Lender Agreement, or any Lien granted thereunder, shall (except in accordance with its terms or the terms of this Agreement), in whole or in part, terminate, cease to be effective or cease to be the legally valid, binding and enforceable obligation of any Borrower; or any Lien securing any Lender Obligation shall, in whole or in part, cease to be a perfected first priority Lien, subject only to those exceptions expressly permitted by a Lender Agreement or the terms of this Agreement and except to the extent that any such Lien has ceased to be a perfected first priority Lien solely due to an act or omission by the Agent or a Lender; or any action at law suit or in equity or other legal proceeding to cancel, revoke or rescind any of the Lender Agreements or the acquisition of all or portions of the property affected by the Purchase Option.

        (k) Borrower or any Subsidiary shall be indicted for a federal crime, a punishment for which could include the forfeiture of any assets of Borrower or such Subsidiary.

        Section 12.2 REMEDIES. Upon the occurrence of an Event of Default, in each and every case, the Agent may, and upon the request of the Majority Lenders shall, proceed to protect and enforce the rights of the Agent and the Lenders by suit in equity, action at law and/or other appropriate proceeding either for specific performance of any covenant or condition contained in this Agreement or any other Lender Agreement or in any instrument delivered to the Agent or the Lenders pursuant hereto or thereto, or in aid of the exercise of any power granted in this Agreement, any Lender Agreement or any such instrument, and (unless there shall have occurred an Event of Default under Section 12.1 (f), in which case the unpaid balance of the Lender Obligations shall automatically become due and payable without notice or demand) by notice in writing to the Borrower declare all or any part of the unpaid balance of the Lender Obligations then outstanding to be forthwith due and payable, whereupon such unpaid balance or part thereof shall become so due and payable without presentation, protest or further demand or notice of any kind, all of which are hereby expressly waived, and the Agent may proceed to enforce payment of such balance or part thereof in such manner as the Agent may elect, and the Agent and each Lender may offset and apply toward the payment of such balance or part thereof any Indebtedness of the Agent or any Lender to any Borrower or to any Subsidiary, or to any obligor of the Lender Obligations, including any Indebtedness represented by deposits in any general or special account maintained with the Agent or any Lender or with any other Person controlling, controlled by or under common control with the Agent or any Lender.

          Section 12.3 DISTRIBUTION OF PROCEEDS. Notwithstanding anything to the contrary contained herein, in the event that following the occurrence or during the continuance of any Event of Default, the Agent or any Lender receives any monies on account of the Lender Obligations from the Borrower or otherwise, such monies shall be distributed for application as follows:

         (a) First, to the payment of or the reimbursement of, the Agent for or in respect of all costs, expenses, disbursements and losses which shall have been incurred or sustained by the Agent in connection with the collection of such monies by the Agent, or in connection with the exercise, protection or enforcement by the Agent of all or any of the rights, remedies, powers and privileges of the Agent or the Lenders under this Agreement or any other Lender Agreement;

         (b) Second, to the payment of all interest, including interest on overdue amounts, and late charges, then due and payable with respect to the Loans, allocated among the Lenders in proportion to their respective Commitment Percentages;

         (c) Third, to the payment of the outstanding  principal  balance of the
  Loans,   allocated  among  the  Lenders  in  proportion  to  their  respective
  Commitment Percentages;

         (d) Fourth, to any other outstanding Lender Obligations, allocated among the Lenders in proportion to their respective Commitment Percentages; and

         (e) Fifth, the excess, if any, shall be returned to the Borrower or to such other Persons as are entitled thereto.


        ARTICLE 13.  CONSENTS; AMENDMENTS; WAIVERS; REMEDIES

         Section 13.1 ACTIONS BY LENDERS. Except as otherwise expressly set forth in any particular provision of this Agreement, any consent or approval required or permitted by this Agreement to be given by the Lenders may be given, and any term of this Agreement or of any other instrument related hereto or mentioned herein may be amended, and the performance or observance by Borrower or any Subsidiary of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) with, but only with, the written consent of the Borrower and the Majority Lenders; PROVIDED, HOWEVER, that no amendment of Article 15 may be made without the consent of the Agent without the written consent of all
  Lenders:

                    (i) no reduction in the interest rates on or any fees relating to the Loans shall be made;

                (ii) no extension or postponement shall be made of the stated time of payment of the principal amount of, interest on, or fees payable to the Lenders relating to the Term Loans;

                (iii) no change in the principal amount of the Term Loans and extension of the Maturity Date shall be made;

                (iv) no release of all or substantially all of the collateral security for, or any guarantor of, the Lender Obligations shall be made; and

                (v) no change in the definition of the term "Majority Lenders" shall be made.

        Section 13.2 ACTIONS BY BORROWER. No delay or omission on the Agent's or the Lenders' part in exercising their rights and remedies against Borrower or any other interested party shall constitute a waiver. A breach by Borrower of its obligations under this Agreement may be waived only by a written waiver executed by the Agent and the Lenders in accordance with Section 13. 1. The Agent's and the Lenders' waiver of Borrower's breach in one or more instances shall not constitute or otherwise be an implicit waiver of subsequent breaches. To the extent permitted by applicable law, Borrower hereby agrees to waive, and does hereby absolutely and irrevocably waive, (a) all presentments, demands for performance, notices of protest and notices of dishonor in connection with any of the Indebtedness evidenced by the Term Loan Notes (b) any requirement of diligence or promptness on the Agent's or the Lenders' part in the enforcement of their rights under the provisions of this Agreement or any Lender Agreement and (c) any and all notices of every kind and description which may be required to be given by any statute or rule of law with respect to its liability (i) under this Agreement or m respect of the Indebtedness evidenced by the Term Loan Notes or (ii) under any other Lender Agreement. No course of dealing between the Borrower and the Lenders shall waive or modify the terms and conditions hereof. This Agreement shall be amended only by a written instrument executed by the Agent and the Lenders in accordance with Section 11.3 making explicit reference to this Agreement. The Agent's and the Lenders' rights and remedies under this Agreement and under all subsequent agreements between the Agent, the Lenders and Borrower shall be cumulative and any rights and remedies expressly set forth herein shall be in addition to, and not in limitation of, any other rights and remedies which may be applicable to the Agent and the Lenders in law or at equity.


                       ARTICLE 14. SUCCESSORS AND ASSIGNS

        Section 14.1 GENERAL. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors (which shall include in the case of the Agent or any Lender any entity resulting from a merger or consolidation) and assigns, except that (a) Borrower may not assign its rights or obligations under this Agreement and (b) each Lender may assign its rights in this Agreement only as set forth below in this Article 14.

         Section 14.2 ASSIGNMENTS.

                (a) CONDITIONS TO ASSIGNMENT BY LENDERS. Except as provided herein, each Lender may assign to one or more Eligible Assignees all of its interests, rights and obligations under this Agreement (including all or a portion of its Commitment Percentage and Commitment and the same portion of the Loan at the time owing to it, and the Notes held by it; provided that (a) the Agent shall have given its prior written consent to such assignment, (b) each such assignment shall be of a constant, and not a varying, percentage of all the assigning Lender's rights and obligations under this Agreement, (c) Agent may make partial or non-voting assignments in amounts it deems appropriate (d) each Lender which is a Lender on the date hereof shall retain, free of any such assignment, an amount of its Commitment of not less than $5,000,000.00, and, as long as no Default exists, Agent shall retain, free of any such assignment, of not less than $I 5,000,000 provided that the Agent assign greater amounts of its Commitment with the approval of the Borrower which shall not be unreasonably withheld; and (e) the parties to such assignment shall execute and deliver to the Agent, for recording in the Register (as hereinafter defined), an Assignment and Acceptance, substantially in the form established by Administrative Agent (an "Assignment and Acceptance"), together with any Notes subject to such assignment. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five (5) Business Days after the execution thereof, but in no event prior to recording (i) the assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Lender hereunder, and (ii) the assigning Lender shall, to the extent provided in such assignment and upon payment to the Agent of the registration fee referred to in Section 14.2.(c), be released from its further obligations under this Agreement with respect to the interest assigned.

        Subject to the provisions of this Article 14, each Lender may at any time assign or pledge its Loan or Note to a Federal Reserve Bank, and a Lender which is a "fund" may at any time assign or pledge all or any portion of its rights under this Agreement to secure such Lender's indebtedness, in each case without the prior written consent of the Borrower, provided that each such assignment shall be made in accordance with applicable law and shall be either to a Federal Reserve Bank or Eligible Assignee, and no such assignment shall release a Lender from any of its obligations hereunder. In order to facilitate any such assignment, the Borrower shall, at the request of the assigning Lender, duly execute a registered promissory note or notes evidencing the Lender Obligations made or extended to the Borrower by the assigning Lender hereunder, provided that the assignment is otherwise in compliance with the terms hereof For avoidance of doubt, the parties to this Agreement acknowledge that the provisions of this subsection concerning assignments do not prohibit assignments creating security interests, including, without limitation, any pledge or assignment by a Lender of any Loan or Note to any Federal Reserve Bank in accordance with applicable law and the terms hereof.

         (b)     CERTAIN REPRESENTATIONS AND WARRANTIES;
LIMITATIONS; COVENANTS. By executing and delivering an Assignment and Acceptance, the parties to the assignment thereunder confirm to and agree with each other and the other parties hereto as follows: (a) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim, the assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, the other Lender

Agreements or any other instrument or document famished pursuant hereto; (b) the assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any other Person primarily or secondarily liable in respect of any of the Lender Obligations, or the performance or observance by the Borrower or any other Person primarily or secondarily liable in respect of any of the Lender Obligations or any of their obligations under this Agreement or any of the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; (c) such assignee confirms that it has received a copy of this Agreement, together with copies of the most recent financial statements referred to in ss. 8.7 and ss. I 1. 7 and such other documents and information as it has deemed Appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (d) such assignee will, independently and without reliance upon the assigning Lender, the Agent or any Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (e) such assignee represents and warrants that it is an Eligible Assignee; (f) such assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated to the Agent by the terms hereof or thereof, together with such powers as are reasonably incidental thereto; (g) such assignee agrees that it will perform in accordance with their terms all of the obligations that by the terms of this Agreement are required to be performed by it as a Lender; (h) such assignee represents and warrants that it is legally authorized to enter into such Assignment and Acceptance; and (i) such assignee represents that it is acquiring the portion of the Loans assigned to it pursuant to the Assignment and Acceptance for investment only and not with a view to or with any intention to resell, distribute, subdivide or fractionalize such portion in whole or in part, or grant any participation therein.

        (c) REGISTER. The Agent shall maintain a copy of each Assignment and Acceptance delivered to it and a register or similar list (the "Register") for the recordation of the names and addresses of the Lenders and the Commitment Percentages and Commitments of, and principal amount of the Loans owing to the Lenders from time to time as a condition to the effectiveness thereof. All assignments of Loans or Commitment must be reported to the Agent to permit registration in the Register. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower and the Lenders at any reasonable time and from time to time upon reasonable prior notice. Upon each such recordation, (i) the assigning Lender agrees to pay to the Agent a registration fee in the sum of $2,500.00; and (ii) the Agent will deliver a copy of the Register to the Arranger and the Borrower.

        (d) NEW NOTES. Upon its receipt of an Assignment and Acceptance executed by the parties to such assignment, together with each Note subject to such assignment, the Agent shall (a) record the information contained therein in the Register, and (b) give prompt notice thereof to the Borrower and the Lenders (other than the assigning Lender). Within five (5) Business Days after receipt of such notice, the Borrower, at its own expense, shall execute and deliver to the Agent, in exchange for each surrendered Note, a new Note to the order of such Eligible Assignee in an amount equal to the amount assumed by such Eligible Assignee pursuant to such Assignment and Acceptance and, if the assigning Lender has maintained some portion of its obligations hereunder, a new Note to the order of the assigning Lender in an 'amount equal to the amount retained by it hereunder. Such new Notes shall provide that they are replacements for the surrendered Notes, shall be in an aggregate principal amount equal to the aggregate principal amount of the surrendered Notes, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of the Notes delivered at the time of execution of this Agreement. Within five (5) Business Days of issuance of any new Notes pursuant to this Article 14, the Borrower shall deliver an opinion of counsel, addressed to the Lenders and the Agent, relating to the due authorization, execution and delivery of such new Notes and the legality, validity, enforceability and binding effect thereof. The surrendered Notes shall be canceled and returned to the Borrower.

        (e) NO ASSIGNMENT BY BORROWER. The Borrower shall not assign or transfer any of its rights or obligations under any of the Loan Documents without the prior written consent of each of the Lenders.

        (f) DISCLOSURE. Each Lender agrees to take normal and reasonable precautions and exercise due care to maintain the confidentiality of all information identified as "confidential" or "secret" by the Borrower and provided to it by the Borrower, or by the Agent on Borrower's behalf, under this Agreement or any other Loan Document, and neither it nor any of its affiliates shall use any such information other than in connection with or in enforcement of this Agreement and the other Loan Documents; except to the extent such information (i) was or becomes generally available to the public other than as a result of disclosure by the Lender, or (ii) was or becomes available on a non-confidential basis from a source other than the Borrower, provided that such source is not bound by a confidentiality agreement with the Borrower known to the Lender; provided, however, that any Lender may disclose such information (A) at the request or pursuant to any requirement of any Governmental Authority to which the Lender is subject or in connection with an examination of such Lender by any such authority; (B) pursuant to subpoena or other court process; (C) when required to do so in accordance with the provisions of any applicable requirement of law; (D) to the extent reasonably required in connection with any litigation or proceeding to which the Agent, any Lender or their respective affiliates may be party; (E) to the extent reasonably required in connection with the exercise of any remedy hereunder or under any other Loan Document; (F) to such Lender's independent auditors and other professional advisors; (G) to any participant or assignee, actual or potential, provided that such Person agrees in writing to keep such information confidential to the same extent required of the Lenders hereunder, and (H) as to any Lender, as expressly permitted under the terms of any other document or agreement regarding confidentiality to which the Borrower is party or is deemed party with such Lender.

         (g)    WITHHOLDING TAX.

(i) If any Lender is a "foreign corporation, partnership or trust" within the meaning of the Code and such Lender claims exemption from, or a reduction of, U.S. withholding tax under Sections 1441 or 1442 of the Code, such Lender agrees with and in favor of the Agent, to deliver to the Agent:

        (1) if such Lender claims an exemption from, or a reduction of, withholding tax under a United States tax treaty, properly completed IRS Forms I 00 I and W-8 before the payment of any interest in the first calendar year and before the payment of any interest in each third succeeding calendar year during which interest may be paid under this Agreement;

        (2) if such Lender claims that interest paid under this Agreement is exempt from United States withholding tax because it is effectively connected with a United States trade or business of such Lender, two properly completed and executed copies of IRS Form 4224 before the payment of any interest is due in the first taxable year of such Lender and in each succeeding taxable year of such Lender during which interest may be paid under this Agreement, and IRS Form W-9;

        (3) such other form or forms as may be required under the Code or other laws of the United States as a condition to exemption from, or reduction of, United States withholding tax; and

        (4) in the case of any Lender claiming exemption from U.S. Withholding Tax under Section 871 (b) or 881 (c) of the Code, with respect to payments of "Portfolio Interest", a Form W-8, or any subsequent versions thereof or successors thereto and if the Lender delivers a Form W-8, a certificate representing that such Lender is not a bank for purposes of Section 881 (c) of the Code, is not a ten percent (10%) shareholder (within the meaning of Section 871 (h)(3)(b) of the Code) of the Borrower thereof, and is not a controlled foreign corporation related to the Borrower (within the meaning of Section 864(d)(4) of the Code). Each such certificate and form shall be properly completed and duly executed by such Lender claiming complete exemption from a reduced rate of U.S. Withholding Tax on payments by the Borrower under this Agreement and other Loan Documents.

        Such Lender agrees to promptly notify the Agent of any change in circumstances which would modify or render invalid any claimed exemption or reduction.

                  (ii) If any Lender claims exemption from, or reduction of, withholding tax under a United States tax treaty by providing IRS Form I 00 I and such Lender sells, assigns, grants a participation in, or otherwise transfers all or part of the Lender Obligations of the Borrower to such Lender, such Lender agrees to notify the Agent of the percentage amount in which it is no longer the beneficial owner of Lender Obligations of the Borrower to such-Lender. To the extent of such percentage amount, the Agent will treat such Lender's IRS Form I 00 I as no longer valid.

                  (iii) If any Lender claiming exemption from United States withholding tax by filing IRS Form 4224 with the Agent, sells, assigns, grants a participation in, or otherwise transfers all or part of the Lender Obligations of the Borrower to such Lender, such Lender agrees to undertake sole responsibility for complying with the withholding tax requirements imposed by Sections 1441 and 1442 of the Code.

                  (iv) If any Lender is entitled to a reduction in the applicable withholding tax, the Agent may withhold. from any interest payment to such Lender an amount equivalent to the applicable withholding tax after taking into account such reduction. If the forms or other documentation required by subsection (a) of this ss. 19.7 are not delivered to the Agent, then the Agent may withhold from any interest payment to such Lender not providing such forms or other documentation an amount equivalent to the applicable withholding tax.

                    (v) If the IRS or any other Governmental Authority of the United States or other jurisdiction asserts a claim that the Agent did not properly withhold tax from amounts paid to or for the account of any Lender (because the appropriate form was not delivered, was not properly executed, or because such Lender failed to notify the Agent of a change in circumstances which rendered the exemption from, or reduction of, withholding tax ineffective, or for any other reason) such Lender shall indemnify the Agent fully for all amounts paid, directly or indirectly, by the Agent as tax or otherwise, including penalties and interest, and including any taxes imposed by any jurisdiction on the amounts payable to the Agent under this Article 14 together with all costs and expenses (including reasonable attorney's fees and legal expenses). The obligation of the Lenders under this subsection (e) shall survive the payment of all Lender Obligations and the resignation or replacement of the Agent.

5. Borrower and the Lenders acknowledge and recognize that BankBoston, N.A. is the agent under the Senior Facility and, in such capacity, may take actions which may be in conflict with or detrimental to this facility, the Borrower and the Lenders. Borrower and Lenders agree that such BankBoston, N.A. may serve in both capacities and take such actions as it deems necessary as the agent of both this facility and under the Senior Facility.

                              ARTICLE 15. THE AGENT

        Section 15.1 AUTHORIZATION AND ACTION. Each Lender hereby appoints and authorizes the Agent to take such action on its behalf and to exercise such powers under this Agreement and the other Lender Agreements as are delegated to the Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto. As to any matters not expressly provided for by this Agreement and the other Lender Agreements (including, without limitation, enforcement or collection of the Term Loan Notes), the Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Majority Lenders, and such instructions shall be binding upon all Lenders; PROVIDED, HOWEVER, that the Agent shall not be required to take any action which exposes the Agent to liability or which is contrary to this Agreement or the other Lender Agreements or applicable law. Subject to the foregoing provisions and to the other provisions of this Article 13, the Agent shall, on behalf of the Lenders: (a) execute any documents on behalf of the Lenders providing collateral for or guarantees of the Lender Obligations; (b) hold and apply any collateral for the Lender Obligations, and the proceeds thereof, at any time received by it, in accordance with the provisions of this Agreement and the other Lender Agreements; (c) exercise any and all rights, powers and remedies of the Lenders under this Agreement or any of the other Lender Agreements, including the giving of any consent or waiver or the entering into of any amendment, subject to the provisions of Section 13.1; (d) at the direction of the Lenders, execute, deliver and file UCC financing statements, mortgages, deeds of trust, lease assignments and such other agreements in respect of any collateral for the Lender Obligations, and possess instruments included in the collateral on behalf of the Lenders; and (e) in the event of acceleration of Borrower's Indebtedness hereunder, act at the direction of the Lenders to exercise the rights of the Lenders hereunder and under the other Lender Agreements.

        Section 15.2 AGENT'S RELIANCE, ETC. Neither the Agent nor any of its directors, officers, agents or employees shall be liable to the Lenders for any action taken or omitted to be taken by it or them under or in connection with this Agreement or the other Lender Agreements, except for its or their own gross negligence or willful misconduct. Without limitation of the generality of the foregoing, the Agent: (a) may treat the payee of any Term Loan Note as the holder thereof until the Agent receives written notice of the assignment or transfer thereof signed by such payee and in form required under Article 14 hereof-, (b) may consult with legal counsel, independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (c) makes no warranty or representations to any Lender and shall not be responsible to any Lender for any statements, warranties or representations made in or in connection with this Agreement or the other Lender Agreements; (d) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or the other Lender Agreements on the part of Borrower or any other Person or to inspect the property (including the books and records) of Borrower or any other Person; (e) shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or the other Lender Agreements or any other instrument or document @shed pursuant hereto or thereto; and (f) shall incur no liability under or in respect of this Agreement or the other Lender Agreements by acting upon any notice, consent, certificate or other instrument or writing (which may be by telecopy or telegram) believed by the Agent to be genuine and signed or sent by the proper party or parties.

        Section 15.3 AGENT AS A LENDER AND AGENT UNDER SENIOR FACILITY. With respect to its interest in its Commitment Percentage of the Loans hereunder, BankBoston, N.A. shall have the same rights and powers under this Agreement and the other Lender Agreements as any other Lender and may exercise the same as though it were not the Agent; and the term "Lender" or "Lender(s)" shall, unless otherwise expressly indicated, include BankBoston, N.A. in its individual capacity. BankBoston, N.A. and its affiliates may lend money to, and generally engage in any kind of business with, Borrower, American Ski, any Affiliate of American Ski and any Person who may do business with or own securities of American Ski or any such Affiliate of American Ski, all as if BankBoston, N.A. were not the Agent and without any duty to account therefor to the Lenders. Borrower and Lenders hereby acknowledge that BankBoston, N.A. is the agent under this facility and under the Senior Facility. Borrower and the Lenders agree that BankBoston, N.A. as the agent under the Senior Facility may take actions adverse to the Lenders and the Borrower under this facility.


        Section 15.4 LENDER CREDIT DECISION. Each Lender acknowledges that it has, independently and without reliance upon the Agent or any other Lender and based on the financial statements referred to in Section 5.9 and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement.

        Section 15.5 INDEMNIFICATION OF AGENT. Each Lender agrees to indemnify the Agent and its directors, officers, employees and agents (to the extent that the Agent is not reimbursed by Borrower), ratably according to each Lender's Commitment Percentage, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Agent or its directors, officers, employees or agents in any way relating to or arising out of this Agreement or any other Lender Agreement or any action taken or omitted by the Agent in such capacity under this Agreement; PROVIDED that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Agent's gross negligence or willful misconduct. Without limitation of the foregoing, each Lender agrees to reimburse the Agent promptly upon demand for its ratable share of any out-of-pocket expenses (including counsel fees) incurred by the Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement and each other Lender Agreement, to the extent that the Agent is not reimbursed for such expenses by Borrower.

        Section 15.6 SUCCESSOR AGENT. Except as provided ' below, the Agent may resign at any time by giving written notice thereof to the Lenders and Borrower. Upon any such resignation, the Lenders shall have the right to appoint a successor Agent which shall be reasonably acceptable to Borrower. If no successor Agent shall have been so appointed by the Lenders (other than the resigning Agent), and shall have accepted such appointment, within thirty (30) days after the retiring Agent's giving notice of resignation, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent, which shall be a commercial bank or financial institution organized under the laws of the United States of America or of any state thereof and having a combined capital and surplus of at least $50,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under this Agreement and the other Lender Agreements. After any retiring Agent's resignation hereunder as Agent, the provisions of this Article 15 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement and the other Lender Agreements.

        Section 15.7 AMENDMENT OF ARTICLE 15. Borrower hereby agrees that the foregoing provisions of this Article 15 constitute an agreement among the Agent and the Lenders (and the Agent and the Lenders acknowledge that except for the provisions of Section 13.5, Borrower are not parties to or bound by such foregoing provisions) and that any and all of the provisions of this Article 15 (excepting Section 15.6) may be amended at @y time by the Lenders and the Agent without the consent or approval of, or notice to Borrower (other than the requirement of notice to Borrower of the resignation of the Agent and the appointment of a successor Agent).


                            ARTICLE 16. MISCELLANEOUS

        Section 16.1 NOTICES. All notices and other communications made or required to be given pursuant to this Agreement shall be in writing and shall be mailed by United States mail, postage prepaid, or sent by hand, by telecopy or by nationally-recognized overnight carrier service, addressed as follows:

         (a) If to the Agent, BankBoston, N.A., II 5 Perimeter Center Place, N.E., Suite 500, Atlanta, GA and Paul, Hastings, Janofsky & Walker LLP,, 600 Peachtree

  Street, N.E., Suite 2400, Atlanta, Georgia 30308-2222, Attention: Charles T. Sharbaugh, or at such other address(es) or to the attention of such other Person(s) as the Agent shall from time to time designate in writing to Borrower and the Lenders.

         (b) If to Borrower, c/o American Skiing Company, P.O. Box 450, Bethel, ME 04217, or for overnight delivery service, Sunday River Road, Bethel, ME 04217, Telecopier No. 207/824-0192, Attention: Christopher E. Howard, Esq., Senior Vice President and Chief Administrative Officer and Thomas M. Richardson, Chief Financial Officer, with a copy to: David J. Champoux, Esq., Pierce Atwood, One Monument Square, Portland, ME 041 01 or at such other address(es) or to the attention of such other Person(s) as Borrower shall from time to time designate in writing to the Agent and the Lenders.

         (c) If to any Lender, at the address(es) and to the attention of the Person(s) specified below such Lender's name on the execution page of this Agreement (or in the case of a Successor Lender, at the address(es) and to the attention of the Person(s) specified in the Assignment and Acceptance Agreement executed by such Successor Lender), or at such other address(es) and to the attention of such other Person(s) as any Lender shall from time to time designate in writing to the Agent and Borrower.

         Any notice so addressed and mailed by registered or certified mail shall be deemed to have been given when mailed. Any notice so addressed and sent by hand, by telecopy or by overnight carrier service shall be deemed to have been given when received.

         A notice from the Agent stating that it has been given on behalf of the Lenders shall be relied upon by Borrower as having been given by the Lenders.

         Section 16.2 MERGER. This Agreement and the other Lender Agreements and documents contemplated hereby constitute the entire agreement of American Ski, the Borrower, the Agent and the Lenders and express their entire understanding with respect to credits advanced or to be advanced by the Lenders to the Borrower.

         Section 16.3 GOVERNING LAW, CONSENT TO JURISDICTION. This Agreement shall be governed by and construed and enforced under the laws of the State of Georgia.

         Section 16.4 COUNTERPARTS. This Agreement and all amendments to this Agreement may be executed in several counterparts, each of which shall be an original. The several counterparts shall constitute a single Agreement.

         Section 16.5 EXPENSES AND INDEMNIFICATION.

         (a) Borrower agrees to pay, on demand, all of the Agent's reasonable expenses in preparing, executing, delivering and administering this Agreement, the Lender Agreements, all related instruments and documents and any requested amendment, waiver or consent relating hereto or thereto, including, without limitation, the reasonable fees and out-of-pocket expenses of the Agent's third-party consultants, special counsel, Paul, Hastings, Janofsky & Walker LLP, and local counsel in each jurisdiction in which Borrower and or any Subsidiary has assets and the Agent's and Lenders' reasonable expenses in connection with periodic audits of Borrower and its Subsidiaries. Borrower also agrees to pay, on demand, all reasonable out-of-pocket expenses incurred by the Agent and the Lenders, including, without limitation, reasonable legal, accounting and third-party consultant fees, in connection with the collection of amounts due hereunder and under all other Lender Agreements upon the occurrence of a Default hereunder, the revision, protection or enforcement of any of the Agent's or the Lenders' rights against Borrower under this Agreement, the Notes, the Guaranty Agreements, the Security Agreements, and all other Lender Agreements and the administration of special problems that may arise under this Agreement or any other Lender Agreement. Borrower also agrees to pay all stamp and other taxes in connection with the execution and delivery of this Agreement and related instruments and documents.

        (b) Without limitation of any other obligation or liability of Borrower or right or remedy of the Agent or the Lenders contained herein, Borrower hereby covenants and agrees to indemnify and hold the Agent, the Lenders, and the directors, officers, subsidiaries, shareholders, agents, affiliates and Persons controlling the Agent and the Lenders, harmless from and against any and all damages, losses, settlement payments, obligations, liabilities, claims, including, without limitation, claims for finder's or broker's fees, actions or causes of action, and reasonable costs and expenses incurred, suffered, sustained or required to be paid by any such indemnified party in each case by reason of or resulting from any claim, investigation, litigation or other proceeding related to the entering into of this Agreement or any other Lender Agreement, the use of the proceeds of any Loans, the consummation of the transactions contemplated herein, the exercise by the Agent and the Lenders of their rights and remedies, or otherwise relating to the transactions contemplated hereby, other than any such claims which are determined by a final, non-appealable judgment or order of a court of competent jurisdiction to be the result of the gross negligence or willful misconduct of such indemnified party. Promptly upon receipt by any indemnified party hereunder of notice of the commencement of any action against such indemnified party for which a claim is to be made against Borrower hereunder, such indemnified party shall notify Borrower in writing of the commencement thereof, although the failure to provide such notice shall not affect the indemnification rights of any such indemnified party hereunder unless and only to the extent Borrower demonstrates to the reasonable satisfaction of such party that such failure to provide notice prejudiced Borrower in its defense of such claim. Borrower shall have the right, at its option upon notice to the indemnified parties, to defend any such matter at its own expense and with their own counsel, except as provided below, which counsel must be reasonably acceptable to the indemnified parties. The indemnified party shall cooperate with Borrower in the defense of such matter. The indemnified party shall have the right to employ separate counsel and to participate in the defense of such. matter at its own expense. In the event that
(a) the employment of separate counsel by an indemnified party has been authorized in writing by Borrower, (b) Borrower has failed to assume the defense of such matter within fifteen (I 5) days of notice thereof from the indemnified party, or (c) the named parties to any such action (including impleaded parties) include any indemnified party who has been advised by counsel that there may be one or more legal defenses available to it or prospective bases for liability against it, which are different from those available to or against Borrower, then Borrower shall not have the right to assume the defense of such matter with respect to such indemnified party. Borrower shall not compromise or settle any such matter against an indemnified party without the written consent of the indemnified party, which consent may not be unreasonably withheld or delayed.

        Section 16.6 CONFIDENTIALITY. The Agent and the Lenders agree to use commercially reasonable efforts to keep in confidence all financial data and -other information relative to the affairs of Borrower and its Subsidiaries heretofore furnished or which may hereafter be furnished to them pursuant to the provisions of this Agreement; PROVIDED, HOWEVER, that this Section 16.6 shall not be applicable to information otherwise disseminated to the public by Borrower or any of its Subsidiaries or any of their Affiliates; and PROVIDED FURTHER, that such obligation of the Agent and the Lenders shall be subject to the Agent's or the Lenders', as the case may be, (a) obligation to disclose such information pursuant to a request or order under applicable laws and regulations or pursuant to a subpoena or other legal process, (b) right to disclose any such information to bank or other regulatory examiners, affiliates, auditors, accountants and counsel or to any Person who evaluates, approves, structures or administers the Loans on behalf of a Lender who agree to keep such information confidential and (c) right to disclose any such information (i) in connection with the transactions set forth herein including assignments, so long as such potential assignees or participants shall agree in writing to be bound by the terms of this Section 16.6 or (ii) in connection with any litigation or dispute involving the Agent or any transfer or other disposition by the Agent or the Lenders, as the case may be, of any of the Lender Obligations; PROVIDED that information disclosed pursuant to this provision shall be so disclosed subject to such procedures as are reasonably calculated to maintain the confidentiality thereof.

        Section 16.7 JOINT AND SEVERAL OBLIGATIONS. Borrower waives presentment, demand, protest, notice of acceptance, notice of indebtedness incurred and all other notices of any kind, all defenses which may be available by virtue of any valuation, stay, moratorium law or other similar law now or hereafter in effect, any right to require the marshaling of assets of Borrower and its Restricted Subsidiaries, and all suretyship defenses generally.

          Section 16.8 WAIVER OF JURY TRIAL. THE AGENT, THE LENDERS, AND BORROWER AGREE THAT NONE OF THEM NOR ANY ASSIGNEE OR SUCCESSOR SHALL (A) SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM OR ANY OTHER ACTION INVOLVING THE AGENT OR ANY LENDER AS A PARTY BASED UPON OR ARISING OUT OF, THIS AGREEMENT, THE TERM LOAN NOTES, ANY LENDER AGREEMENT, ANY RELATED INSTRUMENTS, ANY COLLATERAL OR THE DEALINGS OR THE RELATIONSHIP BETWEEN OR AMONG ANY OF THEM, OR (B) SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY DISCUSSED BY EACH OF THE AGENT,THE LENDERS AND BORROWER WITH THEIR RESPECTIVE COUNSEL, AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS. NONE OF THE AGENT, THE LENDERS, OR BORROWER HAVE AGREED WITH OR REPRESENTED TO ANY OTHER PARTY THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

IN WITNESS WHEREOF, Borrower, the Agent and the Lenders have caused this Agreement to be executed by their daily authorized officers as of the date set forth above.

                                              AMERICAN SKIING COMPANY RESORT
                                              PROPERERTIES, INC.

                                              By: /s/ Christopher E. Howard
                                                 ---------------------------
                                                Name: Christopher E. Howard
                                                Title: Senior Vice President







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

                                                       BANKBOSTON N.A., as Agent



                                                   By: unable to read signature
                                                       -----------------------




                    [EXECUTION CONTINUED ON FOLLOWING PAGES]

                                    LIST OF SCHEDULES

Schedule I           Commitment Percentages, Designated Lenders

Schedule 2           Purchase Money Mortgages

Schedule 5.2         Borrower and each Subsidiary's principal place of business

Schedule 5.4         Intercompany Debt Disclosure

Schedule 5.13        Liens, Charges, and Encumbrances

Schedule 5.15        ERISA

Schedule 5.16        Outstanding Indebtedness

Schedule 5.17        Envirorunental Matters

Schedule 8.8         Legal Ownership of Subsidiaries

                                   SCHEDULE I


Lenders:                                        Commitment Percentage:
BankBoston, N.A.                                         50%
Morgan Stanley Senior Funding, Inc.                      50%

                                   Schedule 2


1. Trust Deed With Assignment of Rents dated July _, 1996, between WMR Investment Company, L.L.C., Old Republic Title Company of Utah and Wolf Mountain Resorts, L.C., recorded in Book 977, Page 736, and Book 1029, Page 177, records of Summit County, Utah;

        2. Trust Deed With Assignment of Rents dated April 23, 199.7, by WMR Investment Company, L.L.C. and Gary W. Neilsen in favor of Michael J. Maier recorded in Book 1041, Page 852, aforesaid records, as assigned by Assignment of Trust Deed dated January 13, 1998, from Michael J. Maier to Raymond 0. Klein recorded in Book I I 10, Page 445, aforesaid records;

        3. Trust Deed With  Assignment of Rents dated July 8, 1996,  between WNM
Investment  Company,   L.L.C.,   Thomas  T.  Billings,   Esquire,  and  Songbird
Enterprises recorded in Book 977, Page 728, aforesaid records; and

4. Trust Deed With Assignment of Rents dated April 23, 1997, among WMR Investment Company, L.L.C., Thomas T. Billings and LRJ Enterprises, Inc., recorded in Book 1041, Page 832, aforesaid records.

                                  SCHIEDULE 5.2

          Borrower and each Subsidiary's principal place of business. The principal place of business of the Borrower and each of its Subsidiaries is:
American Siding Company Resort Properties, Inc. Sunday River Road P.O. Box 450 Bethel, NE 04106 Attention: Christopher E. Howard, Chief Operating Officer

                                 SCHEDULE 5.4(B)

                Transactions among Borrower and its Subsidiaries
                      and American Ski and its Subsidiaries

1.        Joint  marketing  and  development  efforts  under the Marriott  Joint
          Venture..

2.        Reciprocal obligations under Reciprocal Easement Agreement.

3. Leases between Grand Summit Resort Properties, Inc. and resort hosts with respect to the commercial units at Grand Summit Hotels.

4.        Beneficial   Improvements   Agreement   between  Grand  Summit  Resort
          Properties, Inc. and Sunday River Skiway Corp. regarding Sunday River's use of the access road to the Jordan Bowl Grand Summit Hotel.

5. Certain employees of American Ski perform some of their services for Borrower. and its subsidiaries, for which American Ski is reimbursed by Borrower and its Subsidiaries.

6. The Borrower and its Subsidiaries guaranty the $120 million Senior Subordinated Notes due 2006 of the Borrower's parent, ASC East, Inc., payment of which is subordinated to the Lender.

                                  SCHEDULE5.13
                          Liens, Charges, Encumbrances

1.      The Purchase Money Mortgage

                                 Schedule 5.1.5
                                  pension plans

1.       Massachusetts Financial Services 401(k) Plan, Adopted August 1, 1997

         L.B.O. Holding.  Inc.
         ASC Utah Inc..
         Killington Ltd.
         Sugarbush Resort Holdings, Inc.
         Pico Ski Area Management Company
         Sunday River Skiway Corporation
         Sugarloaf Mountain Corporation
         Mount Snow, Ltd.

2.      Welfare. Bcnefit Plan

        A.     Medical

          (1) American Skiing Company Group Medical Expense Plan and Delta Dental Plan:

        L.B.O. Holding, Inc.
        ASC Utah, Inc.
        Killington, Ltd.
        Pico Ski Area Management Company
        Mount Snow, Ltd.
        Sugarbush Resort Holdings, Inc.

        (2)    Blue Cross/Blue Shield:

        Sugarloaf Mountain Corporation Sunday River Skiway Corporation

        B.     Life and AD&D

        L.B.O. Holding, Inc.
        ASC Utah Inc.
        Killington, Ltd..
        Pico Ski Area Management Company
        Mount Snow, Ltd.
        Sugarbush Resort Holdings, Inc.
        Sugarloaf Mountain Corporation
        Sunday River Skiway Corporation


3.     Deferred Compensation Plans

         American Skiing Company Stock Option Plan adopted August 1, i997

                                 SCHIEDLTLE 5.16
                            Outstanding Indebtedness

1 $31,071,119.52 under Grand Summit Resort Properties, Inc.'s existing facility with Textron Financial Corporation

2.        The Purchase Money Mortgage

3.        The InterCompany debt

4. The Borrower's and its Subsidiaries' guaranty of the $120 million Senior Subordinated Notes due 2006 of ASC East, Inc., payment of which is subordinated to the Lender.

                                  SCHEDULE 5.17
                              Environmental Matters
                                     f None
                                  SCHEDULE 8.8

                         Legal Ownership of Subsidiaries

Grand Summit Resort Properties, Inc. -, 100% of issued and outstanding common stock Canyons Resort Properties, Inc. - 100% of issued and outstanding common stock Heavenly Resort Properties, L.L.C. - Membership Interest in limited liability company

                                LIST OF EXHIBITS

Exhibit A                    Form of Term Loan Notes

Exhibit B                    Designated Properties

Exhibit C                    Budget

Exhibit D                    Status Memorandum

$15,000,000.00

                                   Exhibit "A"

                                 TERM LOAN NOTE


                                September 4, 1998

Atlanta, Georgia


FOR VALUE RECEIVED, the undersigned AMERICAN SKIING COMPANY RESORT PROPERTIES, INC., a corporation organized and existing under the laws of the State of Maine, with a business address at Sunday River Road, Bethel, Maine 04217(hereinafter referred to as "Maker"), promises to pay to the order of BANKBOSTON, N.A., as Agent, a national banking association (hereinafter referred to as "Payee", Payee and any and all other holders of this Note being hereinafter collectively referred to as "Holder"), at I 00 Federal Street, Boston, Boston 021 1 0 ("Head Office") or such other place as Holder hereof may designate in writing, the principal sun of FIFTEEN MILLION AND N01100 DOLLARS (U.S. $15,000,000.00), pursuant to the Credit Agreement of even date between the Maker and Payee ("Note"), together with interest as provided in this Note, as follows:

I.       Interest.

        Except as otherwise provided herein, the principal balance outstanding from time to time hereunder shall bear interest from the date hereof until repaid in full at the rate of fourteen (14) percent per annum.

        Interest shall be computed on the daily outstanding principal balance hereunder on the basis of a 360 day year, but shall accrue and be payable for the actual number of days during which funds are outstanding. Accrued but unpaid interest shall be due and payable monthly in arrears on the first Business Day of each month for the immediately preceding month, commencing on the thirtieth day of September, 1998, with a final payment on December 4, 1998, or on such earlier date on which the maturity hereof is accelerated pursuant to the provisions of ss. 12.1 of the Credit Agreement (the "Maturity Date").

II.      Principal.

Principal shall be payable in the amount and at the time provided in the Credit Agreement, with the outstanding principal balance hereunder becoming due and payable in full on the Maturity Date.

        This Note is one of several promissory notes that in the aggregate, evidence a debt obligation in the maximum principal amount of $30,000,000.00, all of which notes are made pursuant to the terms of the Credit Agreement and are secured by the Lender Agreements (other than the Term Notes). A default on any of such notes shall be deemed a default on all such notes.

        Notwithstanding any provisions in this Note, or in any instrument securing this Note, the total liability for payments legally regarded as interest shall not exceed the maximum limits imposed by applicable law, and any payment of same in excess of the amount allowed thereby shall, as of the date of such payment, automatically be deemed to have been applied to the payment of the principal indebtedness evidenced hereby, or, if same has been fully repaid, shall be repaid to Maker upon demand. Any notation or record of Holder with respect to such required application which is inconsistent with the provisions of this paragraph shall be disregarded for all purposes and shall not be binding upon either Maker or Holder.

        All sums payable under this Note shall be paid not later than 3:00 P.M. (Local Eastern time) on the day when due in immediately available funds in lawful money of the United States of America. Whenever any payment to be made under this Note shall be stated to be due on a day other than a Business Day (as hereinafter defined), such payment shall be made on the next succeeding Business Day and such extension of time shall in such case be included in the computation of payment of interest. "Business Day" means a day (excluding Saturdays and Sundays) on which Payee is open for the transaction of banking business in Boston, Boston.

        All payments under this Note shall be made to Holder without set-off or counterclaim and free and clear of and without deduction for any taxes, levies, imposts, duties, charges, fees, deductions, withholdings, restrictions or conditions of any nature now or hereafter imposed or levied by any jurisdiction or any political subdivision thereof or any taxing or other authority therein unless Maker is compelled by law to make such deduction or withholding. If any such obligation to deduct or withhold is imposed upon Maker with respect to any amount payable by it hereunder, Maker will pay to Holder, on the date on which such amount becomes due and payable hereunder, such additional amount as shall be necessary to enable Holder to receive the same amount which it would have received on such due date had no such obligation been imposed upon Maker. Maker will deliver promptly to Holder certificates or other valid vouchers for all taxes or other charges deducted from or paid with respect to payments made by Maker under this Note.

         At the option of Holder, Holder may by notice to Maker declare the entire principal amount outstanding under this Note, together with all accrued interest thereon and all other sums due under this Note, to be immediately due and payable in full, whereupon same shall become immediately due and payable in full, without further notice or demand, if any payment due under this Note is not paid when due, or if an Event of Default occurs. Failure to exercise such option shall not constitute a waiver of the right to exercise such option if Maker is in default hereunder. In the event of any default in the payment of this Note, and if the same is referred to an attorney at law for collection or suit is brought hereon, Maker shall pay Holder, in either case, all expenses and costs of collection, including, but not limited to, court costs and reasonable attorney's fees and disbursements. Time is of the essence of this Note.

         Any amount of principal of this Note which is not paid when due (whether at stated maturity, acceleration or otherwise) and, to the extent permitted by applicable law, any amount of interest under this Note which is not paid when due, shall bear interest, from the date on which such overdue amount shall have become due and payable by Maker until payment in full (whether before or after judgment), payable on demand, at a rate per annum equal to twenty percent (20%) per annum, plus the Base Rate, or if such increased rate of interest may not be collected under applicable law, then at the maximum rate of interest, if any, which may be collected from Maker under applicable law.

  III.     Prepayment, Extension, Notices. etc.

  Maker may prepay the outstanding principal amount of this Note, or a portion thereof, only in accordance with the terms of the Credit Agreement.

         From time to time, without affecting the obligation of Maker or any sureties, guarantors, endorsers, accommodation parties or other persons liable or to become liable on this note to pay the outstanding principal balance of this Note and observe the covenants of Maker contained herein, without giving notice to or obtaining the consent of Maker or any such sureties, guarantors, endorsers, accommodation parties or other persons, and without liability on the part of Holder, Holder may, at the option of Holder, grant extensions or postponements of the time for payment of said outstanding principal balance, interest or any part thereof, release anyone liable on any of said outstanding principal balance, accept a renewal of this Note, release or accept a substitution of all or any collateral given to secure this Note, join in any extension or subordination agreement, agree in writing with Maker to modify the rate of interest or terms and time of payment of said outstanding principal balance or period of amortization of this Note or change the amount of the monthly installments payable hereunder, or grant any other indulgence or forbearance whatsoever. No one or more of such actions shall constitute a novation.

        Presentment, notice of dishonor, protest and notice of protest and any and all lack of diligence or delays in collection or enforcement of this Note are hereby waived by Maker and all sureties, guarantors, endorsers and accommodation parties hereof and all other persons liable or to become liable on this Note. This Note shall be the joint and several obligation of Maker and all sureties, guarantors, endorsers, accommodation parties and all other persons liable or to become liable on this Note, and shall be binding upon them and their heirs, legal representatives, successors and assigns.

        Each notice, demand, election or request provided for or permitted to be given pursuant to this Note must be in writing and shall be given in the manner provided in the Credit Agreement.

        This Note is issued pursuant to, is entitled to the benefits of, is a "Term Loan Note" as defined in, and is subject to the provisions of the Credit Agreement. Any capitalized term not defined herein shall have the defined meaning set forth in the Credit Agreement. In the event of any conflict between the terms of this Note and the Credit Agreement, the terms of the Credit Agreement shall control.

        Notwithstanding anything to the contrary contained herein or in the Credit Agreement, this Note may not be transferred except pursuant to and in accordance with the registration and other provisions of Article 14 of the Credit Agreement.

        This Note and the obligations of Maker hereunder shall be governed by and interpreted and determined in accordance with the laws of Georgia.

        MAKER HEREBY IRREVOCABLY AND UNCONDITIONALLY (A) SUBMITS TO PERSONAL JURISDICTION IN GEORGIA OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE, AND (B) WAIVES ANY AND ALL PERSONAL RIGHTS UNDER THE LAWS OF ANY STATE 0) TO THE RIGHT, IF ANY, TO TRIAL BY JURY, (II) TO OBJECT TO JURISDICTION WITHIN GEORGIA OR VENUE IN ANY PARTICULAR FORUM WITHIN GEORGIA, AND
(III) TO THE RIGHT, IF ANY, TO CLAIM OR RECOVER ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN ACTUAL DAMAGES. MAKER AGREES THAT, IN ADDITION TO ANY METHODS OF SERVICE OF PROCESS PROVIDED FOR

UNDER APPLICABLE LAW, ALL SERVICE OF PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO MAKER AT THE ADDRESS SET FORTH ABOVE, AND SERVICE SO MADE SHALL BE COMPLETE FIVE (5) DAYS AFTER THE SAME SHALL BE SO MAILED. NOTHING CONTAINED HEREIN, HOWEVER, SHALL PREVENT HOLDER FROM BRINGING ANY SUIT, ACTION OR PROCEEDING OR EXERCISING ANY RIGHTS AGAINST ANY SECURITY AND AGAINST MAKER, AND AGAINST ANY PROPERTY OF MAKER, IN ANY OTHER STATE. INITIATING SUCH SUIT, ACTION OR PROCEEDING OR TAKING SUCH ACTION IN ANY STATE SHALL IN NO EVENT CONSTITUTE A WAIVER OF THE AGREEMENT CONTAINED HEREIN THAT THE LAWS OF GEORGIA SHALL GOVERN THE RIGHTS AND OBLIGATIONS OF MAKER AND HOLDER HEREUNDER OR THE SUBMISSION HEREIN MADE BY MAKER TO PERSONAL JURISDICTION WITHIN GEORGIA.

        This Note may not be amended, modified, or changed, nor shall any waiver of any provision hereof be effective, except only by an instrument in writing signed by the party against whom amendment, change, modification or discharge enforcement of any waiver, is sought.

        Whenever used herein, the words "Maker", "Payee" and "Holder" shall be deemed to include their respective heirs, legal representatives, successors and assigns.








                          [EXECUTION ON FOLLOWING PAGE]

        IN WITNESS WHEREOF, Maker has caused this Note to be executed and delivered under seal as of the date first above written.


                         AMERICAN SKIING COMPANY RESORT PROPERTIES,
                         INC., a Maine corporation


                         By:
                            ---------------------------------------
                         Name:
                         Title:

                         Attest:
                                -----------------------------------
                         Name:
                         Title:

                                 TERM LOAN NOTE


$15,000,000.00

FOR VALUE RECEIVED, the undersigned AMERICAN SKIING COMPANY RESORT PROPERTIES, INC., a corporation organized and existing under the laws of the State of Maine, with a business address at Sunday River Road, Bethel, Maine 04217(hereinafter referred to as "Maker"), promises to pay to the order of MORGAN STANLEY SENIOR FUNDING, INC. (hereinafter referred to as "Payee", Payee and any and all other holders of this Note being hereinafter collectively referred to as "Holder"), in care of BANKBOSTON, N.A., as Agent, a national banking association, at 100 Federal Street, Boston, Boston 021 1 0 ("Head Office") or such other place as Holder hereof may designate in writing, the principal sum of FIFTEEN MILLION AND NO/ I 00 DOLLARS (U.S. $15,000,000.00), pursuant to the Credit Agreement of even date between the Maker and Payee ("Note"), together with interest as provided in this Note, as follows:

I.       Interest.

Except as otherwise provided herein, the principal balance outstanding from time to time hereunder shall bear interest from the date hereof until repaid in full at the rate of fourteen (I 4) percent per annum.

        Interest shall be computed on the daily outstanding principal balance hereunder on the basis of a 360 day year, but shall accrue and be payable for the actual number of days during which funds are outstanding. Accrued but unpaid interest shall be due and payable monthly in arrears on the first Business Day of each month for the immediately preceding month, commencing on the thirtieth day of September, 1998, with a final payment on December 4, 1998, or on such earlier date on which the maturity hereof is accelerated pursuant to the provisions of ss. 12.1 of the Credit Agreement (the "Maturity Date").

II.     Principal.

Principal shall be payable in the amount and at the time provided in the Credit Agreement, with the outstanding principal balance hereunder becoming due and payable in full on the Maturity Date.

        This Note is one of several promissory notes that, in the aggregate, evidence a debt obligation in the maximum principal amount of $30,000,000.00, all of which notes are made pursuant to the terms of the Credit Agreement and are secured by the Lender

                                September 4, 1998

Atlanta, Georgia


Agreements (other than the Term Notes). A default on any of such notes shall be deemed a default on all such notes.

        Notwithstanding any provisions in this Note, or in any instrument securing this Note, the total liability for payments legally regarded as interest shall not exceed the maximum limits imposed by applicable law, and any payment of same in excess of the amount allowed thereby shall, as of the date of such payment, automatically be deemed to have been applied to the payment of the principal indebtedness evidenced hereby, or, if same has been fully repaid, shall be repaid to Maker upon demand. Any notation or record of Holder with respect to such required application which is inconsistent with the provisions of this paragraph shall be disregarded for all purposes and shall not be binding upon either Maker or Holder.

        All sums payable under this Note shall be paid not later than 3:00 P.M. (Local Eastern time) on the day when due in immediately available funds in lawful money of the United States of America. Whenever any payment to be made under this Note shall be stated to be due on a day other than a Business Day (as hereinafter defined), such payment shall be made on the next succeeding Business Day and such extension of time shall in such case be included in the computation of payment of interest. "Business Day" means a day (excluding Saturdays and Sundays) on which Payee is open for the transaction of banking business in Boston, Boston.

        All payments under this Note shall be made to Holder without set-off or counterclaim and free and clear of and without deduction for any taxes, levies, imposts, duties, charges, fees, deductions, withholdings, restrictions or conditions of any nature now or hereafter imposed or levied by any jurisdiction or any political subdivision thereof or any taxing or other authority therein unless Maker is compelled by law to make such deduction or withholding. If any such obligation to deduct or withhold is imposed upon Maker with respect to any amount payable by it hereunder, Maker will pay to Holder, on the date on which such amount becomes due and payable hereunder, such additional amount as shall be necessary to enable Holder to receive the same amount which it would have received on such due date had no such obligation been imposed upon Maker. Maker will deliver promptly to Holder certificates or other valid vouchers for all taxes or other charges deducted from or paid with respect to payments made by Maker under this Note.

        At the option of Holder, Holder may by notice to Maker declare the entire principal amount outstanding under this Note, together with all accrued interest thereon and all other sums due under this Note, to be immediately due and payable in full, whereupon same shall become immediately due and payable in full, without further notice or demand, if any payment due under this Note is not paid when due, or if an Event of Default occurs. Failure to exercise such option shall not constitute a waiver of the right to exercise such option if Maker is in default hereunder. In the event of any default in the payment of this Note, and if the same is referred to an attorney at law for collection or suit is brought hereon, Maker shall pay Holder, in either case, all expenses and costs of collection, including, but not limited to, court costs and reasonable attorney's fees and disbursements. Time is of the essence of this Note.

         Any amount of principal of this Note which is not paid when due (whether at stated maturity, acceleration or otherwise) and, to the extent permitted by applicable law, any amount of interest under this Note which is not paid when due, shall bear interest, from the date on which such overdue amount shall have become due and payable by Maker until payment in full (whether before or after judgment), payable on demand, at a rate per annum equal to twenty percent (20%) per annum, plus the Base Rate, or if such increased rate of interest may not be collected under applicable law, then at the maximum rate of interest, if any, which may be collected from Maker under applicable law.

  III.     Payment, Extension, Notices, etc.

  Maker may prepay the outstanding principal amount of this Note, or a portion thereof, only in accordance with the terms of the Credit Agreement.

         From time to time, without affecting the obligation of Maker or any sureties, guarantors, endorsers, accommodation parties or other persons liable or to become liable on this note to pay the outstanding principal balance of this Note and observe the covenants of Maker contained herein, without giving notice to or obtaining the consent of Maker or any such sureties, guarantors, endorsers, accommodation parties or other persons, and without liability on the part of Holder, Holder may, at the option of Holder, grant extensions or postponements of the time for payment of said outstanding principal balance, interest or any part thereof, release anyone liable on any of said outstanding principal balance, accept a renewal of this Note, release or accept a substitution of all or any collateral given to secure this Note, join in any extension or subordination agreement, agree in writing with Maker to modify the rate of interest or terms and time of payment of said outstanding principal balance or period of amortization of this Note or change the amount of the monthly installments payable hereunder, or grant any other indulgence or forbearance whatsoever. No one or more of such actions shall constitute a novation.

         Presentment, notice of dishonor, protest and notice of protest and any and all lack of diligence or delays in collection or enforcement of this Note are hereby waived by Maker and all sureties, guarantors, endorsers and accommodation parties hereof and all other persons liable or to become liable on this Note. This Note shall be the joint and several obligation of Maker and all sureties, guarantors, endorsers, accommodation parties and all other persons liable or to become liable on this Note, and shall be binding upon them and their heirs, legal representatives, successors and assigns.

        Each notice, demand, election or request provided for or permitted to be given pursuant to this Note must be in writing and shall be given in the manner provided in the Credit Agreement.

        This Note is issued pursuant to, is entitled to the benefits of, is a "Term Loan Note" as defined in, and is subject to the provisions of the Credit Agreement. Any capitalized term not defined herein shall have the defined meaning set forth in the Credit Agreement. In -the event of any conflict between the terms of this Note and the Credit Agreement the terms of the Credit Agreement shall control.

        Notwithstanding anything to the contrary contained herein or in the Credit Agreement, this Note may not be transferred except pursuant to and in accordance with the registration and other provisions of Article 14 of the Credit Agreement.

        This Note and the obligations of Maker hereunder shall be governed by and interpreted and determined in accordance with the laws of Georgia.

        MAKER HEREBY IRREVOCABLY AND UNCONDITIONALLY (A) SUBMITS TO PERSONAL JURISDICTION IN GEORGIA OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO TIES NOTE, AND (B) WAIVES ANY AND ALL PERSONAL RIGHTS UNDER THE LAWS OF ANY STATE (I) TO THE RIGHT, IF ANY, TO TRIAL BY JURY, (II) TO OBJECT TO JURISDICTION WITHIN GEORGIA OR VENUE IN ANY PARTICULAR FORUM WITHIN GEORGIA, AND
(III) TO THE RIGHT, IF ANY, TO CLAIM OR RECOVER ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN ACTUAL DAMAGES. MAKER AGREES THAT, IN ADDITION TO ANY METHODS OF SERVICE OF PROCESS PROVIDED FOR UNDER APPLICABLE LAW, ALL SERVICE OF PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO MAKER AT THE ADDRESS SET FORTH ABOVE, AND SERVICE SO MADE SHALL BE COMPLETE FIVE (5) DAYS AFTER THE SAME SHALL BE SO MAILED. NOTHING CONTAINED HEREIN, HOWEVER, SHALL PREVENT HOLDER FROM BRINGING ANY SUIT, ACTION OR PROCEEDING OR EXERCISING ANY RIGHTS AGAINST ANY SECURITY AND AGAINST MAKER, AND AGAINST ANY PROPERTY OF MAKER, IN ANY OTHER STATE. INITIATING SUCH SUIT, ACTION OR PROCEEDING OR TAKING SUCH ACTION IN ANY STATE SHALL IN NO EVENT CONSTITUTE A WAIVER OF THE AGREEMENT CONTAINED HEREIN THAT THE LAWS OF GEORGIA SHALL GOVERN THE RIGHTS AND OBLIGATIONS OF MAKER AND HOLDER HEREUNDER OR THE SUBMISSION HEREIN MADE BY MAKER TO PERSONAL JURISDICTION WITHIN GEORGIA.






        This Note may not be amended, modified, or changed, nor shall any waiver of any provision hereof be effective, except only by an instrument in writing signed by the party against whom amendment, change, modification or discharge enforcement of any waiver, is sought.

        Whenever used herein, the words "Maker", "Payee" and "Holdee' shall be deemed to include their respective heirs, legal representatives, successors and assigns.

                          [EXECUTION ON FOLLOWING PAGE]

        IN WITNESS WHEREOF, Maker has caused this Note to be executed and delivered under seal as of the date first above written.


                         AMERICAN SKIING COMPANY RESORT
                         PROPERTIES, INC., a Maine corporation


                         By:
                            -------------------------------------
                             Name:  Christopher E. Howard
                             Title: Senior Vice President

                         Attest:
                                ----------------------------------
                                Name:
                                Title:




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